                                                                          497(e)
                                                                       333-89272
                                                                       811-21048

PROSPECTUS

[AIM LOGO]                     36,250,000 SHARES

                       AIM SELECT REAL ESTATE INCOME FUND
                                 COMMON SHARES
                                $15.00 PER SHARE
                               ------------------

     Investment Objectives. The Fund is a newly organized, non-diversified, closed-end management investment company.

     - The Fund's primary investment objective is high current income; and

     - The Fund's secondary investment objective is capital appreciation.

     Portfolio Contents.  Under normal market conditions, the Fund will invest:

     - at least 90% of its total assets in income-producing common stocks and shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies (companies, including real estate investment trusts ("REITs"), that generally derive at least 50% of their revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets invested in such real estate); and

     - at least 80% of its total assets in income-producing equity securities issued by REITs.

     In addition, the Fund may:

     - invest in non-investment grade securities, including non-investment grade debt securities (commonly known as "junk bonds"), as well as non-investment grade preferred and convertible preferred shares, although the Fund will not invest in non-investment grade securities if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade securities; and

     - use leverage in an effort to maximize returns of the Fund through the issuance of preferred shares, commercial paper or notes and/or borrowing in an aggregate amount of up to 30% of the Fund's total assets after such issuance and/or borrowing.

     There can be no assurance that the Fund will achieve its investment objectives. For more information on the Fund's investment strategies, see "The Fund's Investments" and "Risks."
                                               (continued on the following page)
                               ------------------

     THE FUND'S INVESTMENT POLICY OF INVESTING IN REAL ESTATE COMPANIES, INCLUDING REITS, AND ITS USE OF LEVERAGE INVOLVE A HIGH DEGREE OF RISK. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE 18.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                               ------------------

                                                              PER SHARE     TOTAL(1)
                                                              ---------   ------------
Public Offering Price                                          $15.000    $543,750,000
Sales Load(2)                                                  $ 0.675    $ 24,468,750
Proceeds to the Fund(3)                                        $14.325    $519,281,250

---------------

(1) The underwriters named in this Prospectus may purchase up to 5,437,500 additional shares from the Fund under certain circumstances. If this option is exercised in full, the total public offering price, sales load and proceeds before expenses to the Fund will be $625,312,500, $28,139,062 and $597,173,438, respectively.
(2) For a description of all commissions and other compensation paid to the underwriters, including the annual 0.10% incentive fee paid by the Fund's investment adviser to the underwriters not to exceed 4.5% of the total public offering price, see "Underwriting."
(3) Total other expenses of issuance and distribution paid by the Fund are estimated to be $1,087,500, or $1,250,625 if the over-allotment option is exercised in full, which represents $0.03 per common share issued. "Proceeds to the Fund" do not reflect the reduction of this amount. The Fund's investment adviser has agreed to pay offering costs of the Fund (other than sales load) that exceed $0.03 per common share.

     The underwriters expect to deliver the common shares to purchasers on or about May 31, 2002.
                               ------------------
                              SALOMON SMITH BARNEY

A.G. EDWARDS & SONS, INC.                                  PRUDENTIAL SECURITIES

CIBC WORLD MARKETS               RAYMOND JAMES               WACHOVIA SECURITIES

              WELLS FARGO SECURITIES, LLC              ADVEST, INC.

May 28, 2002, as revised May 31, 2002

(Continued from previous page)

     Adviser and Subadviser. A I M Advisors, Inc. will be the Fund's investment adviser and INVESCO Institutional (N.A.), Inc. will be the Fund's subadviser. As of March 31, 2002, AIM had approximately $158 billion in assets under management and INVESCO had approximately $8.94 billion in real estate assets under management.

     No Prior History. Because the Fund is recently organized, its common shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The common shares of the Fund have been approved for listing on the New York Stock Exchange under the trading or "ticker" symbol "RRE."

     Preferred Shares and Leverage. The issuance of preferred shares, commercial paper or notes or borrowing will leverage your common shares and may cause you to receive a larger return or loss on your common shares than you would have received without the use of leverage. Leverage involves special risks, but also affords an opportunity for greater returns. There is no assurance that the Fund's leverage strategy will be successful. See "Use of Leverage" and "Description of Shares."

     You should read this Prospectus, which contains important information about the Fund that you ought to know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated May 28, 2002, as revised May 31, 2002, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 38 of this Prospectus, by calling 1-800-347-4246 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).

     The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                               ------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Summary of Fund Expenses....................................    8
The Fund....................................................    9
Use of Proceeds.............................................    9
The Fund's Investments......................................    9
Use of Leverage.............................................   15
Interest Rate Transactions..................................   17
Risks.......................................................   18
Management of the Fund......................................   25
Net Asset Value.............................................   27
Distributions...............................................   27
Dividend Reinvestment Plan..................................   28
Description of Shares.......................................   29
Certain Provisions in the Declaration of Trust..............   32
Repurchase of Fund Shares...................................   33
Tax Matters.................................................   33
Underwriting................................................   34
Custodian and Transfer Agent................................   37
Legal Opinions..............................................   37
Table of Contents of the Statement of Additional
  Information...............................................   38

                               PROSPECTUS SUMMARY

     This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information.

THE FUND......................   AIM Select Real Estate Income Fund (the "Fund")
                                 is a newly organized, non-diversified,
                                 closed-end management investment company.

THE OFFERING..................   The Fund is offering 36,250,000 common shares
                                 of beneficial interest at $15.00 per share through a group of underwriters (the
                                 "Underwriters") led by Salomon Smith Barney
                                 Inc., A.G. Edwards & Sons, Inc., Prudential
                                 Securities Incorporated, CIBC World Markets
                                 Corp., Raymond James & Associates, Inc., First
                                 Union Securities, Inc., Wells Fargo Securities,
                                 LLC and Advest, Inc. The common shares of beneficial interest are called "Common Shares" in the rest of this Prospectus. You must purchase at least 100 Common Shares. The Fund has given the Underwriters an option to purchase up to 5,437,500 additional Common
                                 Shares to cover orders in excess of 36,250,000
                                 Common Shares. See "Underwriting."

INVESTMENT OBJECTIVES.........   The Fund's primary investment objective is high
                                 current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund's investment objectives will be achieved. The Fund's investment objectives are fundamental and cannot be changed by the Fund's Board of Trustees without shareholder approval. See "The Fund's
                                 Investments."

INVESTMENT STRATEGIES.........   Under normal market conditions, the Fund will
                                 invest at least 90% of its total assets in income-producing common stocks and shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate
                                 Companies, including REITs. A "Real Estate
                                 Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate).

                                 At least 80% of the Fund's total assets will be invested under normal market conditions in income-producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. The Fund will primarily invest in Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

                                 The Fund may invest up to 20% of its total assets in U.S. Government obligations, as well as debt securities, including convertible debt securities, issued by Real Estate Companies.

                                 The preferred shares, convertible preferred shares and debt securities in which the Fund may invest are sometimes collectively referred to in this Prospectus as "Ratable Securities." The Fund may invest in Ratable Securities that are below investment grade quality, including unrated securities determined by the Fund's investment adviser or subadviser to be of comparable quality to Ratable Securities. The Fund will not invest in non-investment grade Ratable Securities (including non-investment grade unrated securities) if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade Ratable Securities (including non-investment grade unrated securities).

                                 The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries.

                                 The Fund will not invest more than 10% of its total assets in illiquid securities. The Fund will not invest more than 10% of its total assets in the securities of any one issuer other than the U.S. Government.

                                 In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, or bonds or other debt securities. As a result, the Fund may not achieve its investment objectives.

                                 The Fund may invest in interest rate swap or interest rate cap transactions in connection with the Fund's use of leverage. See "Use of Leverage" and "Interest Rate Transactions." The Fund may also purchase or sell futures or options on futures to hedge interest rate risks. See "The Fund's Investments" and "Risks."

USE OF LEVERAGE...............   The Fund may use leverage through the issuance
                                 of preferred shares ("Fund Preferred Shares") or through the issuance of commercial paper or notes and/or borrowing by the Fund
                                 (collectively, "Borrowings") in an aggregate amount of up to 30% of the Fund's total assets after such issuance and/or borrowing. There is no assurance that the Fund will issue Fund
                                 Preferred Shares or engage in Borrowings.

                                 The Fund intends to offer Fund Preferred Shares approximately one to three months after completion of this offering, subject to market conditions and the Fund's receipt of a AAA/Aaa credit rating on Fund Preferred Shares from Moody's, Standard & Poor's or Fitch. Fund Preferred Shares (and any Borrowings) will have seniority over the Common Shares. The issuance of Fund Preferred Shares and any Borrowings will leverage your investment in Common Shares. If the Fund issues Fund Preferred Shares, the Common Shareholders will bear the offering costs of the Fund Preferred Share issuance, which is currently expected to be slightly over 1% of the total amount of the Fund Preferred Share issuance.

                                 So long as the rate of return, net of
                                 applicable Fund expenses, on the Fund's
                                 portfolio investments exceeds the Fund
                                 Preferred Share dividend rate, as reset
                                 periodically, the investment of the proceeds of Fund Preferred Shares will generate more income than will be needed to pay such dividends or interest payment. If so, the excess will be available to pay higher dividends to holders of Common Shares ("Common Shareholders").

                                 There is no guarantee that the Fund's leverage strategy will be successful. See
                                 "Risks -- Leverage Risk."

INTEREST RATE TRANSACTIONS....   In connection with the Fund's anticipated use
                                 of leverage through the sale of Fund Preferred
                                 Shares or Borrowings, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The Fund may also purchase or sell futures contracts or options on futures contracts to hedge interest rate risks.
                                 Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Common Shares. See "Use of Leverage" and "Interest Rate Transactions."

DISTRIBUTIONS.................   The Fund intends to distribute its net
                                 investment income (prior to any
                                 reclassification as a return of capital) on a monthly basis and to distribute annually its net long-term capital gains, if any.

                                 Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the commencement of this offering, depending upon market conditions.

                                 You may elect to automatically reinvest some or all of your distributions in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

                                 Subject to the discussion in the following paragraph, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a fixed rate per Common Share based on the projected performance of the Fund, which rate may be adjusted from time to time ("Level Rate Dividend Policy"). The Level Rate Dividend Policy may require certain distributions to be recharacterized as a return of capital.

                                 Following the commencement of this offering, the Fund intends to file an exemptive application with the SEC seeking an order under the Investment Company Act of 1940, as amended (the "1940 Act"). The order, if granted, will allow the Fund to pay monthly distributions at a fixed rate per Common Share or a fixed percentage of its net asset value that may include periodic distributions of long-term capital gains ("Managed Dividend

                                 Policy"). If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy. See "Distributions."

INVESTMENT ADVISER AND
SUBADVISER....................   A I M Advisors, Inc. ("AIM") will be the Fund's
                                 investment adviser. AIM has acted as an
                                 investment adviser since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 150 investment portfolios, including the Fund, encompassing a broad range of investment objectives.

                                 INVESCO Institutional (N.A.), Inc. ("INVESCO") will be the Fund's subadviser. The real estate division of INVESCO commenced operations in 1983 and manages or provides advisory services in private real estate and publicly traded real estate securities.

                                 AIM and INVESCO are both subsidiaries of AMVESCAP, PLC ("AMVESCAP"), an international investment management company that manages more than $400 billion in assets worldwide as of March 31, 2002. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. INVESCO is the institutional division of AMVESCAP.

                                 AIM will receive an annual fee, payable
                                 monthly, in a maximum amount equal to 0.90% of the sum of the Fund's average daily net assets attributable to Common Shares, plus assets attributable to any Fund Preferred Shares that may be outstanding, plus the principal amount of any Borrowings ("Managed Assets"). Assuming the issuance of Fund Preferred Shares and/or Borrowings in the amount of 30% of the Fund's total assets (after issuance of Fund Preferred Shares and/or Borrowings), the annual fee payable to AIM would be 1.29% of net assets attributable to Common Shares (i.e. not including amounts attributable to Fund Preferred Shares and/or Borrowings). AIM has contractually agreed to waive a portion of its annual management fees in the amount of 0.30% of average daily Managed Assets of the Fund for the first 5 full years of the Fund's operations, 0.20% in year 6 and 0.10% in year
                                 7. See "Management of the Fund."

                                 AIM will pay a portion of its net management fee to INVESCO. See "Management of the Fund."

                                 In addition, AIM has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share. The Fund will pay all of its offering costs up to and including $0.03 per Common Share.

                                 The Fund's investment management fees and other expenses, including expenses incurred in the issuance of the Fund Preferred Shares and/or Borrowings, are paid by the Common Shareholders and not by holders of Fund Preferred Shares, if any. See "Summary of Fund Expenses" and "Use of Leverage."

LISTING AND SYMBOL............   The Common Shares of the Fund have been
                                 approved for listing on the New York Stock
                                 Exchange. See "Description of Shares -- Common
                                 Shares." The trading or "ticker" symbol of the Common Shares is "RRE."

CUSTODIAN AND TRANSFER
AGENT.........................   State Street Bank and Trust Company will serve
                                 as custodian of the Fund's assets. EquiServe
                                 Trust Company, N.A. and EquiServe, Inc.,
                                 ("EquiServe") will serve as the Fund's transfer agent. See "Custodian and Transfer Agent."

SPECIAL RISK CONSIDERATIONS...   No History of Operations.  The Fund is a newly
                                 organized, non-diversified, closed-end
                                 management investment company with no history of operations.

                                 Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

                                 Stock Market Risk. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The value of the Fund's portfolio securities may move up or down, sometimes rapidly and unpredictably. The Fund intends to utilize leverage, which magnifies stock market risk. See "Use of Leverage" and "Risks -- Stock Market Risk."

                                 Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. See "Risks -- Interest Rate Risk."

                                 Non-Diversification Risk.  The Fund is
                                 classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. To help control this risk, the Fund will not invest more than 10% of its total assets in the securities of any one issuer. See "The Fund's Investments" and "Risks -- Non-Diversified Status."

                                 Market Price of Shares. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period following completion of this offering. The Fund cannot predict whether shares will trade at, above or below net asset value. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See "Risks -- Market Price Discount from Net Asset Value."

                                 Anti-Takeover Provisions.  The Fund's
                                 Declaration of Trust (the "Declaration") and
                                 Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and
                                 "Risks -- Anti-Takeover Provisions."

                                 Real Estate Risks.  Because the Fund
                                 concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

                                 Real Estate Company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company's operations and market value in periods of rising interest rates. Financial covenants related to Real Estate Company leveraging may affect the company's ability to operate effectively. Real estate risks may also arise where Real Estate Companies fail to carry adequate insurance, or where a Real Estate Company may become liable for removal or other costs related to environmental contamination.

                                 Real Estate Companies tend to be small to medium-sized companies. Real Estate Company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares. See "Risks -- Risks of Securities Linked to the Real Estate Market."

                                 Leverage Risk. Leverage may result in greater volatility of the net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the issuance of Fund Preferred Shares or Borrowings, are borne entirely by the Common Shareholders. Common Share income may fall if the dividend rate on Fund Preferred Shares or the interest rate on any Borrowings rises, and may fluctuate as the dividend rate on Fund Preferred Shares or the interest rate on any Borrowings varies. See "Risks -- Leverage Risk."

                                 Interest Rate Transactions Risk. If the Fund enters into interest rate swap, interest rate cap or option or futures transactions, a decline in interest rates may result in a decline in the net amount receivable by the Fund under the interest rate hedging transaction (or increase the net amount payable by the Fund under the interest rate hedging transaction), which could result in a decline in the net asset value of the Common Shares. See "Interest Rate Transactions" and
                                 "Risks -- Interest Rate Transactions Risk."

                                 Lower Rated Securities Risk. Securities that are below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. See
                                 "Risks -- Risks of Investment in Lower-Rated
                                 Securities."

                                 Foreign Securities Risk. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including currency exchange rates, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities. To help control this risk, the Fund will only invest in foreign issuers located in industrialized countries. See "Risks -- Foreign Security Risk."

                            SUMMARY OF FUND EXPENSES

     The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately 36,250,000 Common Shares. The table below assumes the issuance of Fund Preferred Shares in an amount equal to 30% of the Fund's total assets (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares and, in footnote 2, as a percentage of Managed Assets.

SHAREHOLDER TRANSACTION EXPENSES

Sales Load (as a percentage of offering price)..............   4.50%
Dividend Reinvestment and Cash Purchase Plan Fees...........   None(1)

ANNUAL EXPENSES

                                                                 PERCENTAGE OF NET
                                                               ASSETS ATTRIBUTABLE TO
                                                                  COMMON SHARES(2)
                                                               ----------------------
Management Fees(3)..........................................            1.29%
Interest Payments on Borrowed Funds(3)......................            None
Other Expenses(3)...........................................            0.26%
                                                                        ----
Total Annual Expenses(3)....................................            1.55%
Fee Waiver and Expense Reimbursement (Years 1-5)(3)(4)......           (0.43%)
                                                                        ----
Total Net Annual Expenses (Years 1-5)(3)(4).................            1.12%
                                                                        ====

---------------

(1) You will be charged a $15.00 service charge and pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

(2) Stated as percentages of the Fund's Managed Assets, and again assuming the issuance of Fund Preferred Shares in an amount equal to 30% of the Fund's total assets (after their issuance), the Fund's expenses would be estimated to be as follows:

                                                              PERCENTAGE OF
                                                              MANAGED ASSETS
                                                              --------------
Annual Expenses
Management Fees.............................................       0.90%
Interest Payments on Borrowed Funds.........................       None
Other Expenses..............................................       0.18%
                                                                  -----
Total Annual Expenses.......................................       1.08%
Fee Waiver and Expense Reimbursement (years 1-5)(4).........      (0.30%)
                                                                  -----
Total Net Annual Expenses (years 1-5)(4)....................       0.78%
                                                                  =====

(3) In the event the Fund, as an alternative to issuing Fund Preferred Shares, utilizes leverage through Borrowings in an amount equal to 30% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Management Fee would be 1.29%, Other Expenses would be 0.26%, Interest Payments on Borrowed Funds (assuming an interest rate of 5.00%, which interest rate is subject to change based on prevailing market conditions) would be 2.14%, Total Annual Expenses would be 3.69% and Total Net Annual Expenses would be 3.26%. Based on the Total Net Annual Expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $76, $141, $208 and $402, respectively.

(4) AIM has contractually agreed to waive a portion of its management fee in the amount of 0.30% of average daily Managed Assets for the first 5 years of the Fund's operations, 0.20% in year 6, and 0.10% in year 7. Without the fee waiver, "Total Net Annual Expenses" would be estimated to be 1.55% of average daily net assets attributable to Common Shares and 1.08% of Managed Assets. AIM has agreed to pay (i) all of the Fund's organizational costs and
    (ii) offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share (0.20% of offering price). See "Management of the Fund."

     The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total Annual Expenses" of 1.12% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.55% in year 8 and (2) a 5% annual return:(1)

1 YEAR(2)   3 YEARS(2)   5 YEARS(2)   10 YEARS(2)
---------   ----------   ----------   -----------
 $56           $79          $104         $197

     The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
---------------

(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2) Assumes waiver of management fees of 0.30% of average daily Managed Assets in years 1 through 5, 0.20% in year 6, and 0.10% in year 7. AIM has not agreed to waive any portion of its management fee beyond the end of year 7 of operations. See "Management of the Fund."

                                    THE FUND

     The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware business trust on March 11, 2002 pursuant to a Declaration governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 11 Greenway Plaza, Houston, Texas 77046, and its telephone number is (800) 347-1919.

                                USE OF PROCEEDS

     The net proceeds of the offering of Common Shares will be approximately $518,193,750 ($595,922,813 if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. The Fund will pay all of its offering costs up to $0.03 per Common Share and AIM has agreed to pay
(i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments, including shares of affiliated money market funds.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are fundamental and may not be changed by the Fund's Board of Trustees without shareholder approval.

INVESTMENT STRATEGIES

     Concentration. The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This policy cannot be changed without shareholder approval. See "-- Fundamental Investment Policies."

     Real Estate Companies. Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks and shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies, including REITs. A "Real Estate Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate). As part of this policy, the Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies.

     Substantially all of the equity securities of Real Estate Companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. At least 90% of the Fund's investments will be in securities of U.S. issuers located in the U.S. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries. The Fund will not invest more than 10% of its total assets in the securities of any one issuer other than the U.S. Government, nor will it invest in securities of Real Estate Companies that are controlled by AMVESCAP or its affiliates.

     The Fund may invest up to 20% of its total assets in U.S. Government obligations, as well as debt securities, including convertible debt securities, issued by Real Estate Companies.

     REITs. At least 80% of the Fund's total assets will be invested under normal market conditions in income producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

     REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund may invest up to 10% of its total assets in any combination of Mortgage REITs and Hybrid REITs.

     REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.

     Common Stocks and Shares, Preferred Shares and Convertible Preferred Shares. It is the Fund's intention to initially invest approximately:

     - 60% to 70% of its total assets in common stocks and shares issued by Real Estate Companies;

     - 30% to 40% of its total assets in preferred shares issued by Real Estate Companies; and

     - up to 5% of its total assets in convertible preferred shares issued by Real Estate Companies.

     The actual percentage of common, preferred and convertible preferred shares, rights and warrants, U.S. Government obligations and debt securities in the Fund's portfolio may vary over time based on INVESCO's assessment of market conditions.

     Preferred shares pay fixed or floating rate dividends to investors and have a "preference" over common shares in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred shares before paying any dividends on its common shares. Preferred shareholders of REITs usually have no right to vote for trustees or on other matters.

     U.S. Government Obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or

"zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

     Lower Rated Securities. The Fund may invest in non-investment grade quality Ratable Securities, or unrated securities determined by INVESCO to be of comparable quality to Ratable Securities. Non-investment grade quality Ratable Securities are those that have received a rating lower than Baa or BBB by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies ("S&P") or Fitch, Inc. ("Fitch"). The Fund will not invest in non-investment grade Ratable Securities (including non-investment grade unrated securities) if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade Ratable Securities (including non-investment grade unrated securities). In the event that a downgrade of one or more investment grade quality Ratable Securities causes the Fund to exceed this 20% limit, the Fund's portfolio managers will determine, in their discretion, whether to sell any non-investment grade Ratable Securities to reduce the percentage to below 20% of the Fund's total assets. It is possible, therefore, that the value of non-investment grade Ratable Securities could exceed 20% of the Fund's total assets for an indefinite period of time. INVESCO will monitor the credit quality of the Fund's Ratable Securities.

     Securities that are below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. Debt securities that are below investment grade quality are commonly referred to as junk bonds. The Fund may only invest in non-investment grade securities that are rated CCC or higher by S&P, rated Caa or higher by Moody's, or rated CCC or higher by Fitch, or unrated securities determined to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default on their payments of principal and interest. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix A of the Statement of Additional Information.

     Illiquid Securities. The Fund will not invest more than 10% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid, privately traded REITs and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Trustees has delegated to AIM and INVESCO the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed AIM and INVESCO to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

     Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. See "Net Asset Value." If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its total assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

     As discussed below under "Interest Rate Transactions," the Fund intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid for purposes of its 10% limit on investments in illiquid securities.

     Short Sales and Derivatives. The Fund will not enter into short sales or invest in derivatives, except for interest rate hedging purposes as described in this Prospectus in connection with interest rate swap and interest rate cap transactions, futures and options on futures. See "Use of Leverage" and "Interest Rate Transactions."

     The Fund will only enter into futures contracts to hedge interest rate risks. A futures contract is a two party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates, and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will only enter into futures contracts that are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

     The Fund will only purchase or sell options on futures contracts to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option, and will mark such amounts to market daily.

     Cash Positions. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, or bonds or other debt securities. As a result, the Fund may not achieve its investment objectives.

     Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds, including money market funds for which AIM serves as the investment adviser ("Affiliated Money Market Funds"). To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

     The Fund has adopted procedures pertaining to its investment in Affiliated Money Market Funds, which procedures may be modified and amended from time to time by the Fund's Board of Trustees. Under the procedures, cash reserves may be invested in Affiliated Money Market Funds if such investments are expected to produce higher net returns, reduce transaction costs, create more liquidity and/or increase diversification for the Fund as compared to comparable overnight investment vehicles. To ensure compliance with this policy, AIM monitors and records daily, and reviews weekly, net returns of comparable overnight investment vehicles, which currently include the Bloomberg repurchase agreement and overnight G.E. commercial paper, as well as the net returns of the Affiliated Money Market Funds. If AIM determines that investments in Affiliated Money Market Funds have produced for a period of 30 consecutive business days a lower net return than that available from investments in alternative overnight instruments, the next business day AIM will specifically consider and determine whether cash reserves should be invested in such alternative overnight instruments. AIM reports quarterly to the Board of the Fund regarding its investment of cash reserves in Affiliated Money Market Funds. In addition, before approving any advisory contract for the Fund, the Board of Trustees, including a majority of the disinterested Trustees, shall consider to what extent, if any, the advisory fees charged to the Fund by AIM should be reduced for any reduced services provided to the Fund by AIM as a result of the Fund's cash reserves being invested in Affiliated Money Market Funds. Shares of Affiliated Money Market Funds sold to the Fund will not be subject to a sales load, redemption fee, asset-based distribution fee or service fee, or if the shares are subject to any such fee, AIM will waive its advisory fee for the Fund in an amount that offsets the amount of the fee incurred by the Fund.

     Securities Lending. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund presently intends to invest such cash collateral in Affiliated Money Market Funds, subject to the procedures discussed above under "Cash Positions." The Fund will not lend portfolio securities representing more than one-third of its total assets.

     Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly.

     Portfolio Turnover. The Fund may engage in portfolio trading when AIM and INVESCO consider it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of AIM or INVESCO, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

FUNDAMENTAL INVESTMENT POLICIES

     The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental limitations may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Fund Preferred Shares voting as a single class. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. See "Investment Objectives" and "Investment Policies and Techniques" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund. See "Description of Shares -- Fund Preferred Shares -- Voting Rights" and the Statement of Additional Information under "Fund Preferred Shares -- Voting Rights" for additional information with respect to the voting rights of holders of Fund Preferred Shares.

     The Fund may become subject to guidelines which are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a nationally recognized statistical ratings organization ("NRSRO") on the Fund Preferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objectives.

INVESTMENT PHILOSOPHY

     INVESCO began managing real estate security portfolios in July, 1988 and believes that over the long-term, a real estate security's performance will be determined by: 1) property market cycles; 2) quality of real estate assets; and
3) expertise of the management team. INVESCO combines fundamental real estate market and property analysis with a disciplined securities selection process. INVESCO compares current equity valuation levels relative to long-term norms, the value of the underlying real estate assets, and management's proven ability to produce high returns in the construction of the Fund's portfolio.

INVESTMENT PROCESS

     INVESCO's investment process is team oriented and relies upon seasoned securities and real estate professionals. The investment team is composed of three portfolio managers and three analysts that are exclusively focused on investing and analyzing real estate securities. Each purchase and sell decision is arrived at by consensus of the three portfolio managers. Each analyst is teamed with a portfolio manager to provide research coverage of the various property types. See "Management of the Fund -- Investment Adviser and Subadviser."

     INVESCO focuses its analytical efforts on equity REITs. Each REIT is analyzed as a security using fundamental research and pricing components to identify attractively priced securities of companies with relatively favorable long-term prospects. Some of the fundamental factors that are evaluated in screening potential investments for the Fund include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, asset quality, management depth and skill, corporate governance, insider ownership, overall debt levels, percentage of variable rate financing and fixed charge coverage rations. The resources available to portfolio managers and analysts managing the Fund include in-house property market research, Wall Street analysts, and various industry reports. Portfolio managers and analysts meet with REIT management and tour properties on a regular basis to identify firms that demonstrate favorable prospects for dividend growth. The investment team participates in quarterly earnings conference calls with management and regularly updates their own outlook for earnings and investment potential of securities within the investment universe.

     INVESCO's market and company research endeavors to focus investment efforts on those firms that demonstrate favorable prospects for satisfactory levels of dividend growth and coverage, earnings growth, balance sheet flexibility and ample debt service capacity. The firms with the most attractive fundamental attributes are then screened according to pricing factors that may be important indicators of potential share price performance versus peers. Some of the pricing factors that INVESCO focuses on include: dividend yield, earnings growth, earnings consistency, estimate revisions, assets to price, and cash flow to price. The fundamental research and pricing components of the investment process are combined to identify attractively priced securities of companies with relatively favorable long-term prospects. INVESCO will also consider the relative liquidity of each security in the construction of the Fund.

     In order to control risk, INVESCO will endeavor to maintain a portfolio with exposure to as many different securities representing major property types and geographic areas as possible. However, INVESCO's stock selection disciplines and fundamental real estate market and property type analyses may lead INVESCO to overweight or underweight particular property types and/or geographic regions from time to time.

                                USE OF LEVERAGE

     The Fund may use leverage through the issuance of Fund Preferred Shares, commercial paper or notes and/or borrowing in an aggregate amount of up to 30% of the Fund's total assets after such issuance and/or borrowing.

     Approximately one to three months after completion of the Common Shares offering, the Fund intends to offer Fund Preferred Shares representing up to 30% of the Fund's total assets immediately after their issuance. Such offering is subject to market conditions and the Fund's receipt of a top credit rating on Fund Preferred Shares from one or more NRSROs (most likely Moody's, S&P and/or Fitch). The Fund presently anticipates that any Fund Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa"), S&P ("AAA") or Fitch ("AAA").

     Fund Preferred Shares will have seniority over the Common Shares. The issuance of Fund Preferred Shares will leverage the Common Shares. Any Borrowings would also leverage, and have seniority over, the Common Shares. There is no assurance that the Fund's leveraging strategy will be successful.

     Changes in the value of the Fund's portfolio securities, including costs attributable to Fund Preferred Shares or Borrowings, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to AIM (and to INVESCO) for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the proceeds from the issuance of Fund Preferred Shares and the principal amount of Borrowings. If the Fund issues Fund Preferred Shares, the Common Shareholders will bear the offering costs of the Fund Preferred Share issuance, which is currently expected to be slightly over 1% of the total amount of the Fund Preferred Share issuance.

     Under the 1940 Act, the Fund may not issue Fund Preferred Shares unless, immediately after such issuance, it has an "asset coverage" of at least 200%. For these purposes, "asset coverage" means the ratio of (i) total assets less all liabilities and indebtedness not represented by "senior securities," to (ii) the amount of "senior securities representing indebtedness" plus the "involuntary liquidation preference" of the Fund Preferred Shares. "Senior security" means any bond, note, or similar security evidencing indebtedness, and any class of shares having priority over any other class as to distribution of assets or payment of dividends. "Senior security representing indebtedness" means any "senior security" other than equity shares. The "involuntary liquidation preference" of the Fund Preferred Shares is the amount that holders of Fund Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.

     In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Fund Preferred Shares have at the time of the declaration of any such dividend or distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Fund Preferred Shares of at least 200%.

     If Fund Preferred Shares are outstanding, two of the Fund's Trustees will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the unlikely event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shares would be entitled to elect a majority of the Trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which could have a material adverse effect on the value of the Common Shares.

     Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

     The Fund may be subject to certain restrictions imposed either by guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede AIM or INVESCO from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain its desired rating on Fund Preferred Shares (expected to be AAA/Aaa), the Fund will not issue Fund Preferred Shares.

     Assuming (1) that Fund Preferred Shares or Borrowings will represent in the aggregate approximately 30% of the Fund's total assets after such issuance or Borrowings, and (2) the Fund Preferred Shares or Borrowings will pay dividends, interest rates or payment rates set by an interest rate transaction at an annual average rate of 5.00%, then the incremental income generated by the Fund's portfolio (net of estimated expenses including expenses related to Fund Preferred Shares or Borrowings) must exceed approximately 1.50% in order to cover such dividend payments or interest or payment rates and other expenses specifically related to Fund Preferred Shares or Borrowings. Of course, these numbers are merely estimates, used for illustration. Actual Fund Preferred Share dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the issuance of Fund Preferred Shares or Borrowings representing approximately 30% of the Fund's total assets after such issuance or Borrowings, and the Fund's currently projected annual Fund Preferred Share dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of 5.00%. See "Risks" and "Use of Leverage." The table does not reflect any offering costs of Common Shares or Fund Preferred Shares.

Assumed Portfolio Total Return..............  (10.00)%  (5.00)%   0.00%   5.00%   10.00%
Common Share Total Return...................  (16.43)%  (9.29)%  (2.14)%  5.00%   12.14%

     Common Share total return is composed of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares or interest on Borrowings) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation.

     During the time in which the Fund is utilizing leverage, the amount of the fees paid to AIM and INVESCO for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses.

     Unless and until the Fund issues Fund Preferred Shares or, alternatively, uses leverage through Borrowings, the Common Shares will not be leveraged and this section will not apply.

                           INTEREST RATE TRANSACTIONS

     In connection with the Fund's anticipated use of leverage through its sale of Fund Preferred Shares or Borrowings, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable rate payment obligation on Fund Preferred Shares or any variable rate Borrowing. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's leverage.

     The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid for purposes of its 10% limit on investments in illiquid securities.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline, and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount of dividends on Fund Preferred Shares or interest on Borrowings that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into swaps or caps other than as described in this Prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on Fund Preferred Shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that AIM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, AIM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

     The Fund may choose or be required to redeem some or all Fund Preferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

     The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. See "The Fund's
Investments -- Investment Strategies -- Short Sales and Derivatives."

                                     RISKS

     The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

NEWLY ORGANIZED

     The Fund is newly organized and has no operating history.

INVESTMENT RISK

     An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

STOCK MARKET RISK

     Your investment in Common Shares represents an indirect investment in REIT shares and other real estate securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The prices of the common shares of Real Estate Companies, including REITs, and other securities in which the Fund invests, will fluctuate from day to day and may -- in either the near term or over the long run -- decline in value. The value of the Common Shares may be affected by a decline in financial markets in general.

     The Fund intends to utilize leverage, which magnifies stock market risks. See "-- Leverage Risk."

INTEREST RATE RISK

     Interest rate risk is the risk that fixed-income investments such as preferred shares, U.S. Government obligations and debt securities, and to a lesser extent dividend-paying common stocks and shares such as REIT common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise.

     The Fund intends to utilize leverage, which magnifies the interest rate risks. See "-- Leverage Risk." The Fund will use swaps, caps, futures contracts and options on futures contracts to help control interest rate risks. See "The Fund's Investments -- Investment Strategies -- Short Sales and Derivatives" and "Interest Rate Transactions."

RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

     The Fund will invest in real estate indirectly through securities issued by Real Estate Companies, including REITs. Because of the Fund's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

     - declines in the value of real estate

     - general and local economic conditions

     - unavailability of mortgage funds

     - overbuilding

     - extended vacancies of properties

     - increased competition

     - increases in property taxes and operating expenses

     - changes in zoning laws

     - losses due to costs of cleaning up environmental problems

     - liability to third parties for damages resulting from environmental problems

     - casualty or condemnation losses

     - limitations on rents

     - changes in neighborhood values and the appeal of properties to tenants

     - changes in interest rates

     As a result of these factors, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries. The value of the Common Shares will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the Real Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

     Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

     As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing.

     Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

     Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property.

     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

     These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

     Multifamily/Residential Properties. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

     Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions.

     Other factors may contribute to the riskiness of real estate investments.

     Insurance Issues. Certain Real Estate Companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the Real Estate Company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund's investment performance.

     Financial Leverage. Real Estate Companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to repay all maturing debt outstanding.

     In addition, a Real Estate Company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the Real Estate Company's range of operating activity. A Real Estate Company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the Real Estate Company.

     Environmental Risks. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Real Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company and, as a result, the amount available to make distributions on its shares could be reduced.

     Smaller Companies. Even the larger Real Estate Companies in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, Real Estate Company shares can be more volatile than -- and at times will perform differently from -- large company shares such as those found in the Dow Jones Industrial Average.

     Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a Real Estate Company which purports to be a REIT but which fails to qualify as a REIT under the Code. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their dividends.

LEVERAGE RISK

     Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. There can be no assurance that the Fund's leverage strategy will be successful.

     Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund intends to issue Fund Preferred Shares representing up to 30% of the Fund's total assets immediately after the time of issuance. See "Use of Leverage."

     Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

     To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders. In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any interest rate swap or cap. See "Interest Rate Transactions."

INTEREST RATE TRANSACTIONS RISK

     The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."

RISKS OF FUTURES AND OPTIONS ON FUTURES

     The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

     - Successful use of hedging transactions depends upon AIM's or INVESCO's ability to correctly predict the direction of changes in interest rates. While AIM and INVESCO are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     - There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

     - Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

     - There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

     - There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

RISKS OF INVESTMENT IN LOWER-RATED SECURITIES

     Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

     The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of Common Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

     It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

MARKET PRICE DISCOUNT FROM NET ASSET VALUE

     Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of the sales load and all of the Fund's offering costs up to and including $0.03 per Common Share. The net asset value of Common Shares will be further reduced by the underwriting fees and issuance costs of any Fund Preferred Shares, if and when offered. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund's net asset value but upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

INFLATION RISK

     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, dividend rates of Fund Preferred Shares would likely increase, which would tend to further reduce returns to Common Shareholders.

TERRORISM

     The terrorist attacks on September 11, 2001 and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Higher insurance costs may adversely affect Real Estate Companies and certain Real Estate Companies may be unable to obtain certain kinds of insurance. Future terrorist attacks could have an adverse impact on Fund service providers and may affect the Fund's operations.

FOREIGN SECURITY RISK

     The prices of foreign securities may be affected by factors not present in U.S. markets, including:

     - Currency exchange rates. The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     - Political and economic conditions. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     - Regulations. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     - Markets. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

NON-DIVERSIFIED STATUS

     Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." To help control this risk, the Fund will not invest more than 10% of its total assets in the securities of any one issuer. Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under U.S. tax laws. See "Tax Matters."

ANTI-TAKEOVER PROVISIONS

     The Fund's Declaration and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund is delegated to the officers of the Fund and to AIM, subject always to the objectives, restrictions and policies of the Fund and to the general supervision of the Board of Trustees. Certain Trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

INVESTMENT ADVISER AND SUBADVISER

     AIM serves as the Fund's investment adviser and is responsible for its day-to-day management. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. As described below, AIM has delegated primary responsibility for overseeing the day-to-day management of the Fund to INVESCO, the Fund's subadviser. AIM is responsible for the selection and ongoing monitoring of the subadviser, the Fund's cash management, and the execution and monitoring of the Fund's swaps and caps.

     AIM has acted as an investment adviser since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 150 investment portfolios, including the Fund, encompassing a broad range of investment objectives. AIM serves more than 9.3 million shareholders and had $158 billion in assets under management as of March 31, 2002.

     INVESCO is the subadviser to the Fund and is registered as an investment adviser with the SEC. INVESCO is the North American institutional division of AMVESCAP. INVESCO Realty Advisors, the real estate division of INVESCO, commenced operations in 1983 and, together with its affiliates, manages or provides advisory services on over $8.94 billion in private real estate and publicly traded real estate securities as of March 31, 2002. Its address is One Lincoln Centre, Suite 700, 500 LBJ Freeway/LB2, Dallas, Texas 75240.

     AIM and INVESCO are both subsidiaries of AMVESCAP, an international investment management company that manages more than $400 billion in assets worldwide as of March 31, 2002. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East.

     INVESCO provides a continuous investment program for the Fund, including investment research and management, with respect to the Fund's securities and investments. INVESCO determines from time to time what securities or other investments will be purchased, retained or sold, and the brokers and dealers through whom trades will be executed. A team of three full-time INVESCO professionals, working together as the Fund's co-portfolio managers, is primarily responsible for overseeing the day-to-day operations of the Fund:

     Joe V. Rodriguez, Jr. has been a portfolio manager with INVESCO since 1994 and Director of Real Estate Securities Management of INVESCO since 1996. Mr. Rodriguez is the head of real estate securities for INVESCO. He was a Certified Financial Planner (CFP) and has 19 years of investment experience. Mr. Rodriguez joined INVESCO in 1990.

     James W. Trowbridge has been a portfolio manager and a member of the U.S. Real Estate Securities Portfolio Management Team since 1994. He has over 27 years of real estate investment experience for major institutional investors. He specializes in analyzing market and property level supply and demand relationships and evaluating REIT company strategic direction and management. Mr. Trowbridge joined INVESCO in 1989.

     Mark D. Blackburn, CFA, CPA, has been a portfolio manager and a member of the U.S. Real Estate Securities Portfolio Management and Research Team since 1998. His current duties are as a Portfolio Manager and Director of Securities Research in the real estate securities business. Mr. Blackburn has approximately 15 years of experience in institutional investing and risk management along with a background in evaluating the high-yield and convertible securities markets. He joined INVESCO in 1998, prior to which he was Senior Analyst and Associate Director of Research at Southwest Securities, since 1996.

INVESTMENT ADVISORY AGREEMENT

     Pursuant to a Master Investment Advisory Agreement between AIM and the Fund, the Fund has agreed to pay AIM an annual management fee for the services and facilities provided by AIM of 0.90% of the Fund's average daily Managed Assets (which includes assets attributable to Fund Preferred Shares and the principal amount of Borrowings), payable on a monthly basis. Assuming the issuance of Fund Preferred Shares and/or Borrowings in the amount of 30% of the Fund's total assets (after issuance of Fund Preferred Shares and/or Borrowings), the annual fee payable to AIM would be 1.29% of net assets attributable to Common Shares (i.e. not including amounts attributable to Fund Preferred Shares and/or Borrowings)

     For the first seven (7) years of the Fund's operation, AIM has agreed to waive a portion of its management fee in the amounts, and for the time periods, set forth below:

                                                       Fee Waiver            Fee Waiver
                                                    (As a Percentage     (As a Percentage of
                                                    of Average Daily   Net Assets Attributable
WAIVER PERIOD(1)                                    Managed Assets)       to Common Shares)
----------------                                    ----------------   -----------------------
Year 1............................................        0.30%                 0.43%
Year 2............................................        0.30                  0.43
Year 3............................................        0.30                  0.43
Year 4............................................        0.30                  0.43
Year 5............................................        0.30                  0.43
Year 6............................................        0.20                  0.29
Year 7............................................        0.10                  0.14

---------------

(1) From the commencement of operations through 6/30/03, and then yearly thereafter.

     AIM has also agreed to pay (i) all of the Fund's organizational costs and
(ii) offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share. The Fund will pay all of its offering costs up to and including $0.03 per Common Share.

     Pursuant to a Master Sub-Advisory Contract between AIM and INVESCO, INVESCO will receive from AIM 50% of the management fee paid to AIM by the Fund (net of the waivers and reimbursements described above).

     In addition to the fee paid to AIM, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its Trustees (other than those affiliated with AIM), custodian, transfer agency and dividend disbursing expenses, rating agency fees, legal fees, expenses of independent auditors, expenses of registering and qualifying shares for sale, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, expenses in connection with any Borrowings, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, amendments to the Fund's registration statement, membership in investment company organizations, and taxes, if any.

     The Fund's investment management fees and other expenses, including expenses incurred in the issuance of the Fund Preferred Shares and/or Borrowings, are paid only by the Common Shareholders, and not by holders of Fund Preferred Shares. See "Use of Leverage."

CONTROL PERSONS

     A control person is a person who beneficially owns more than 25% of the voting securities of a company. AIM has provided the initial capitalization of the Fund and is therefore a control person because it is the sole shareholder of the Fund as of the date of this prospectus. However, AIM anticipates that it will no longer be a control person once the offering is completed.

                                NET ASSET VALUE

     The Fund determines the net asset value of its Common Shares on each day the New York Stock Exchange is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier closing time that day. The Fund determines net asset value per Common Share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses and dividends payable) and less the liquidation preference of Fund Preferred Shares by the total number of Common Shares outstanding. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares' net asset value is made in accordance with generally accepted accounting principles.

     The Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the New York Stock Exchange, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the Fund. The effect of using fair value pricing is that the Common Shares' net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market.

     Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                                 DISTRIBUTIONS

     The Fund intends to distribute its net investment income (prior to any reclassification as a return of capital) on a monthly basis. At least annually, the Fund intends to distribute all of its net long-term capital gains, if any. Both monthly and annual distributions to holders of Common Shares will only be made after paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares, if any, and making interest and required principal payments on Borrowings, if any.

LEVEL RATE DIVIDEND POLICY

     Subject to the determination of the Board of Trustees to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a fixed rate per Common Share based on the projected performance of the Fund, which rate may be adjusted from time to time. The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. Over time, all the net investment income of the Fund will be distributed. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the commencement of this offering, depending upon market conditions. The net income of the Fund will primarily consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies will later be characterized as a non-taxable return of capital to the Fund. In that event, amounts distributed to Fund shareholders may have to be subsequently recharacterized as a return of capital for tax purposes. See "Tax
Matters -- Federal Income Tax Matters."

     To permit the Fund to maintain a more stable monthly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

MANAGED DIVIDEND POLICY

     Following the commencement of this offering, the Fund intends to file an exemptive application with the SEC seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy.

     Under a Managed Dividend Policy, the Fund would intend to make monthly distributions to Common Shareholders at a fixed rate per Common Share or a fixed percentage of net asset value that may include periodic distributions of long-term capital gains. Under a Managed Dividend Policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. If, for any fiscal year, the total distributions exceeded ordinary income and net realized capital gain (the "Excess"), the Excess distributed from the Fund's assets would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. As with the Level Rate Dividend Policy, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies will later be characterized as a non-taxable return of capital to the Fund. In that event, amounts distributed to Fund shareholders may have to be subsequently recharacterized as a return of capital for tax purposes. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. See "Tax Matters -- Federal Income Tax Matters."

     In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, as a result, will have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gain in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

     There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the Board of Trustees will implement a Managed Dividend Policy. The Board of Trustees reserves the right to change the dividend policy from time to time.

                           DIVIDEND REINVESTMENT PLAN

     You may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by EquiServe, as agent for the Common Shareholders (the "Plan Agent"), in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by EquiServe as dividend paying agent.

     If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

          (1) If, on the payment date of the dividend, the market price per Common Share plus per share brokerage commissions applicable to an open market purchase of Common Shares is below the net asset value per Common Share at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market prior to the next ex-dividend date. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the next ex-dividend date, the Fund will determine whether to issue the remaining shares at net asset value. Interest will not be paid on any uninvested cash payments.

          (2) If, on the fifth trading day preceding the payment date of the dividend, the market price per Common Share plus per share brokerage commissions applicable to an open market purchase of Common Shares is at or above the net asset value per Common Share, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that trading date or (ii) 95% of the market price on that trading date.

     The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

     You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, the Plan Administrator will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $15.00 service fee.

     There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

     Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

     The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from EquiServe Trust Company N.A. and EquiServe, Inc., at P.O. Box 43010, Providence, RI 02940-3010.

                             DESCRIPTION OF SHARES

COMMON SHARES

     The Declaration authorizes the issuance of an unlimited number of Common Shares, par value $0.001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Fund Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Fund Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Fund Preferred Shares would be at least 200% after giving effect to the distributions. See "-- Fund Preferred Shares" below.

     The Common Shares have been approved for listing on the New York Stock Exchange under the trading or "ticker" symbol "RRE." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the New York Stock Exchange requirements in order for the Common Shares to remain listed.

     The Common Shares' net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund up to and including $0.03 per Common Share. The net asset value of Common Shares will be further reduced by the underwriting fees and issuance costs of any Fund Preferred Shares, if and when issued.

     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end funds like the Fund that invest predominately in real estate securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value.

     The market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "-- Fund Preferred Shares" and the Statement of Additional Information under "Repurchase of Fund Shares."

FUND PREFERRED SHARES

     The Declaration authorizes the issuance of an unlimited number of Fund Preferred Shares, par value $0.001 per share, in one or more series, with rights as determined by the Board of Trustees. Such shares may be issued by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees anticipates authorizing an offering of Fund Preferred Shares (representing up to 30% of the Fund's total assets immediately after the time the Fund Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such offering is subject to market conditions, a credit rating of AAA/Aaa from an NRSRO, and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of the Fund Preferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a Fund Preferred Shares offering, the Board expects that the Fund Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 or 28 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Fund Preferred Shares will likely be as stated below.

     Limited Issuance of Fund Preferred Shares. The issuance of Fund Preferred Shares is subject to certain limitations under the 1940 Act, including a limit on the aggregate liquidation value and the Fund's ability to declare cash dividends or other distributions on Common Shares under certain circumstances. See "Use of Leverage" and "Risks -- Leverage Risks."

     Distribution Preference. The Fund Preferred Shares have complete priority over the Common Shares as to distribution of assets.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

     Voting Rights. Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus, the Statement of Additional Information or the Declaration and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.

     Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's eleven Trustees. The remaining nine Trustees will be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the combined class vote of the holders of Fund Preferred Shares and Common Shares. See "Certain Provisions in the Declaration of Trust" and the Statement of Additional Information under "Fund Preferred Shares -- Voting Rights."

     Redemption, Repurchase and Sale of Fund Preferred Shares. The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or repurchase Fund Preferred Shares. Any redemption or repurchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares. See "Use of Leverage."

BORROWINGS

     The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

     Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Leverage" and "Risks -- Leverage Risks."

     Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Fund Preferred Shares or Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Fund to the extent the courts of another state that does not recognize such limited liability were to apply the law of such state to a controversy involving such obligations. The Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Fund. The Declaration of Trust provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Fund is unable to meet its obligations and the complaining party is held not to be bound by the disclaimer.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to an open-end fund. Specifically, the Declaration requires a vote by holders of at least 66 2/3% of the Common Shares and Fund Preferred Shares, voting together as a single class, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) in certain cases, a merger or consolidation of the Fund with another entity; (3) the issuance by the Fund in one or more transactions of securities of 5% or more of the total value of all outstanding shares of the Fund to any principal shareholder for cash; (4) in certain cases, a sale, lease or transfer of all or substantially all of the Fund's assets; (5) in certain cases, the termination of the Fund; (6) any amendment to the Declaration that makes its shares "redeemable securities" as defined by the 1940 Act; (7) amendments to certain key provisions of the Declaration; or (8) the removal of Trustees by shareholders, and then only for cause, although only holders of Fund Preferred Shares may vote to remove Trustees who have been elected solely by holders of Fund Preferred Shares.

     This 66 2/3% voting requirement does not apply with respect to (1) through
(6) above if the transaction has already been authorized by the affirmative vote of two-thirds of the Trustees. In that case, the affirmative vote of a majority of the outstanding voting securities, as defined in the 1940 Act (a "1940 Act Majority"), is required: the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

     In addition, shareholders do not have the right to vote in connection with a transaction described in (2) or (4) above if the primary purpose of the transaction is to change the Fund's domicile or form of organization. Moreover, shareholders do not have the right to vote on a merger or consolidation if, after giving effect to the transaction, shareholders of the Fund will have a majority of the outstanding shares of the surviving entity.

     The affirmative vote of the holders of at least 66 2/3% of the Fund Preferred Shares, voting as a separate class, will also be required in the case of actions or transactions described in (1) or (6) above. Such a vote will also be required if any of the actions or transactions described in (2), (3) or (4) above occurs if such transactions adversely affect the holders of Fund Preferred Shares. However, if any such action or transaction has been authorized by the affirmative vote of two-thirds of the Trustees, then the action only requires the affirmative vote of a 1940 Act Majority of the Fund Preferred Shares, voting as a separate class.

     If the Trustees determine that any matter submitted to a vote of shareholders affects fewer than all Classes, then only the shareholders of the affected class shall be entitled to vote on the matter.

     None of the foregoing provisions may be amended except by the vote of the holders of at least 66 2/3% of the Common Shares and Fund Preferred Shares, voting together as a single class.

     The votes required to convert the Fund from a closed-end fund to an open-end fund or to approve transactions that adversely affect the holders of Fund Preferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust and Bylaws."

     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

     Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

                           REPURCHASE OF FUND SHARES

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, liquidity will be provided through trading in the open market. The Fund reserves the right to repurchase Common Shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but is under no obligation to do so.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

     The following brief tax discussion assumes you are a U.S. shareholder and that you hold your Common Shares as a capital asset. In the Statement of Additional Information we have provided more detailed information regarding the tax consequences of investing in the Fund. The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its "investment company taxable income" (which includes dividends the Fund receives on REIT shares, interest income, and net short-term capital gain net of expenses of the Fund), the Fund will not be required to pay federal income taxes on any income it distributes to shareholders but such distributions will generally be taxable to you as a shareholder of the Fund when received.

     Dividends paid to you out of the Fund's "investment company taxable income" will be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

     A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year. Each year, we will notify you of the tax status of dividends and other distributions.

     If you sell your Common Shares, or have shares repurchased by the Fund, you may realize a capital gain or loss, which will be long-term or short-term depending on your holding period for the shares.

     We may be required to withhold U.S. federal income tax from all taxable distributions payable if you:

     - fail to provide us with your correct taxpayer identification number;

     - fail to make required certifications; or

     - have been notified by the IRS that you are subject to backup withholding.

     Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                                  UNDERWRITING

     Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                              NUMBER OF
UNDERWRITERS                                                    SHARES
------------                                                  ----------
Salomon Smith Barney Inc. ..................................   2,765,000
A.G. Edwards & Sons, Inc. ..................................   2,764,000
Prudential Securities Incorporated..........................   2,764,000
CIBC World Markets Corp. ...................................   2,764,000
Raymond James & Associates, Inc. ...........................   2,764,000
First Union Securities, Inc. ...............................   2,764,000
Wells Fargo Securities, LLC.................................   2,764,000
Advest, Inc. ...............................................   2,764,000
H&R Block Financial Advisors, Inc. .........................     906,000
Deutsche Bank Securities Inc. ..............................     906,000
Legg Mason Wood Walker, Incorporated........................     906,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated..........     906,000
Quick & Reilly, Inc. .......................................     906,000
RBC Dain Rauscher Inc. .....................................     906,000
UBS Warburg LLC.............................................     906,000
U.S. Bancorp Piper Jaffray Inc. ............................     906,000
Robert W. Baird & Co. Incorporated..........................     453,000
Crowell, Weedon & Co. ......................................     453,000
D.A. Davidson & Co. ........................................     453,000
Fahnestock & Co. Inc. ......................................     453,000
Ferris, Baker Watts, Inc. ..................................     453,000
J.J.B. Hilliard, W.L. Lyons, Inc. ..........................     453,000
Janney Montgomery Scott LLC.................................     453,000
McDonald Investments Inc., a KeyCorp Company................     453,000
Morgan Keegan & Company, Inc. ..............................     453,000
Parker/Hunter Incorporated..................................     453,000
Ryan, Beck & Co. LLC........................................     453,000
Stifel, Nicolaus & Company, Incorporated....................     453,000
Wedbush Morgan Securities Inc. .............................     453,000
Hennion & Walsh, Inc. ......................................     200,000
Investec PMG Capital Corp. .................................     200,000
Mesirow Financial, Inc. ....................................     200,000
M.L. Stern & Co., Inc. .....................................     200,000
TD Waterhouse Investor Services, Inc. ......................     200,000
                                                              ----------
          Total.............................................  36,250,000
                                                              ==========

     The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

     The Underwriters, for whom Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, CIBC World Markets Corp., Raymond James & Associates, Inc., First Union Securities, Inc., Wells Fargo Securities, LLC and Advest, Inc. are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.45 per Common Share. The sales load of $0.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share on sales to certain other dealers. Certain dealers acting in the capacity of sub-underwriters may receive additional compensation for acting in such a capacity. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before May 31, 2002.

     AIM has also agreed to pay from its own assets to the Underwriters an incentive fee at an annual rate equal to 0.10% of the Fund's Managed Assets. This fee will be payable in arrears at the end of each calendar quarter during the continuance of the investment advisory agreement or other advisory agreement between AIM and the Fund. Salomon Smith Barney Inc. will be entitled to receive the entire amount of this fee unless other Underwriters meet a minimum sales threshold during this offering. If an Underwriter other than Salomon Smith Barney Inc. meets this minimum threshold, it will receive a fee equal to 0.10% of the Fund's Managed Assets multiplied by the percentage of the Fund's Common Shares sold by the qualifying Underwriter. Salomon Smith Barney Inc.'s fee will be reduced by an amount equal to the fee paid to other qualifying Underwriters. The total amount of these fee payments to Salomon Smith Barney Inc. and to qualifying Underwriters, plus the amounts paid by the Fund to reimburse certain Underwriter legal expenses, will not exceed 4.5% of the total price to the public of the Common Shares offered hereby. In exchange for the incentive fee,
(i) Salomon Smith Barney Inc. and each qualifying Underwriter will provide certain after-market support services designed to maintain the visibility of the Fund on an ongoing basis and (ii) Salomon Smith Barney Inc. will (A) provide AIM with relevant information, studies or reports regarding general trends in the closed-end investment company and asset management industries and (B) at AIM's request, provide information to and consult with AIM's representatives with respect to issues regarding utilizing leverage in the Fund.

     The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to 5,437,500 additional Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

     The Fund, AIM and INVESCO have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these agreements at any time without notice.

     Prior to the offering there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, AIM and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been approved for listing on the New York Stock Exchange.

     The Fund, AIM and INVESCO have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Fund will pay all of its offering costs up to and including $0.03 per Common Share. AIM has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share.

     In connection with the requirements for listing the Fund's Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

     Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

     The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the New York Stock Exchange at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

     The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of any Underwriter to the Fund or AIM if, prior to delivery of and payment for the Common Shares, (i) trading in the Common Shares or securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited or minimum prices shall have been established on any such exchange or market by such exchange or market, the SEC or other governmental agency or self-regulatory organization, (ii) additional material governmental restrictions not in force on the date of the underwriting agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities or (iii) any outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war, or other international or domestic calamity, crisis or other significant change in political, financial or economic conditions, occurs, the effect of which is such as to make it, in the judgment of the representatives, impracticable or inadvisable to commence or continue the offering of the Common Shares at the offering price to the public set forth on the cover page of this Prospectus or to enforce contracts for the resale of the Common Shares by the Underwriters.

     The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

     Prior to the public offering of Common Shares, AIM will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of
Section 14(a) of the 1940 Act.

     The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

     First Union Securities, Inc., a subsidiary of Wachovia Corporation, conducts its investment banking, institutional, and capital markets businesses under the trade name of Wachovia Securities. Any references to "Wachovia Securities" in this Prospectus, however, do not include Wachovia Securities, Inc., a separate broker-dealer subsidiary of Wachovia Corporation and sister affiliate of First Union Securities, Inc., which may or may not be participating as a separate selling dealer in the distribution of the Common Shares.

                          CUSTODIAN AND TRANSFER AGENT

     The custodian of the assets of the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is EquiServe Trust Company, N.A. and EquiServe, Inc., P.O. Box 43010, Providence, RI 02940-0310.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Simpson Thacher & Bartlett may rely as to certain matters of Delaware law on the opinion of Ballard Spahr Andrews & Ingersoll, LLP.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT OBJECTIVES.......................................      1
INVESTMENT POLICIES AND TECHNIQUES..........................      3
MANAGEMENT OF THE FUND......................................      6
INVESTMENT ADVISER AND SUBADVISER...........................      9
ALLOCATION AND OTHER PRACTICES..............................     12
FUND PREFERRED SHARES.......................................     15
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BYLAWS...     16
CALCULATION OF NET ASSET VALUE..............................     16
REPURCHASE OF FUND SHARES...................................     18
TAX MATTERS.................................................     18
PERFORMANCE RELATED AND COMPARATIVE INFORMATION.............     24
EXPERTS.....................................................     25
ADDITIONAL INFORMATION......................................     25
APPENDIX A RATINGS OF DEBT SECURITIES.......................    A-1
APPENDIX B PERFORMANCE RELATED AND COMPARATIVE
  INFORMATION...............................................    B-1
APPENDIX C TRUSTEES AND OFFICERS INFORMATION................    C-1
APPENDIX D TRUSTEE COMPENSATION TABLE.......................    D-1
REPORT OF INDEPENDENT AUDITORS..............................   FS-1
FINANCIAL STATEMENTS FOR FUND...............................   FS-2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               36,250,000 SHARES

                             AIM SELECT REAL ESTATE
                                  INCOME FUND

                                 COMMON SHARES

                                   [AIM LOGO]

                                  ------------

                                   PROSPECTUS

                     MAY 28, 2002, AS REVISED MAY 31, 2002

                                  ------------

                              SALOMON SMITH BARNEY
                           A.G. EDWARDS & SONS, INC.
                             PRUDENTIAL SECURITIES
                               CIBC WORLD MARKETS
                                 RAYMOND JAMES
                              WACHOVIA SECURITIES
                          WELLS FARGO SECURITIES, LLC
                                  ADVEST, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     UNTIL JUNE 22, 2002 (25 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL DEALERS THAT BUY, SELL OR TRADE THE COMMON SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                                                      SREI-PRO-1

                       AIM SELECT REAL ESTATE INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                  AIM Select Real Estate Income Fund (the "Fund") is a newly organized, non-diversified closed-end management investment company.

                  This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated May 28, 2002 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 347-1919 or by writing to the Fund at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                  This Statement of Additional Information is dated May 28, 2002, as revised May 31, 2002.

                               TABLE OF CONTENTS

                                                                   PAGE
INVESTMENT OBJECTIVES.................................................1
INVESTMENT POLICIES AND TECHNIQUES....................................3
MANAGEMENT OF THE FUND................................................6
INVESTMENT ADVISER AND SUBADVISER.....................................9
BROKERAGE ALLOCATION AND OTHER PRACTICES.............................12
FUND PREFERRED SHARES................................................15
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BYLAWS............16
CALCULATION OF NET ASSET VALUE.......................................16
REPURCHASE OF FUND SHARES............................................18
TAX MATTERS..........................................................18
PERFORMANCE RELATED AND COMPARATIVE INFORMATION......................24
EXPERTS..............................................................25
ADDITIONAL INFORMATION...............................................25
APPENDIX A RATINGS OF DEBT SECURITIES...............................A-1
APPENDIX B PERFORMANCE RELATED AND COMPARATIVE INFORMATION..........B-1
APPENDIX C TRUSTEES AND OFFICERS INFORMATION........................C-1
APPENDIX D TRUSTEE COMPENSATION TABLE...............................D-1
REPORT OF INDEPENDENT AUDITORS.....................................FS-1
FINANCIAL STATEMENTS FOR FUND......................................FS-2

                              INVESTMENT OBJECTIVES

                  The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective of the Fund. The Fund's investment objectives are fundamental and may not be changed by the Fund's Board of Trustees without shareholder approval. The Board will provide shareholders with at least 60 days advance notice prior to any change in the Fund's investment objectives.

INVESTMENT POLICIES

                  FUNDAMENTAL POLICIES. The Fund is subject to the following fundamental investment policies, which may be changed only by a vote of a majority of the outstanding Common Shares, and if issued, a majority of the outstanding Fund Preferred Shares voting together as a single class. A "majority of the outstanding shares" means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. Any fundamental investment policy that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

                           (1) The Fund may not issue senior securities, as
                  defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by fundamental investment policy (2) set forth below.

                           (2) The Fund may not borrow money, except as
                  permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

                           (3) The Fund may not underwrite the securities of
                  other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

                           (4) The Fund may not purchase real estate or sell
                  real estate unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

                           (5) The Fund may not purchase or sell physical
                  commodities unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

                           (6) The Fund may not make personal loans or loans of
                  its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This fundamental policy does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

                           (7) The Fund will make investments that will result
                  in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the real estate industry and not in any other industry. This fundamental policy does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or
                  (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this fundamental policy, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

                  NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions may be changed with the approval of the Board of Trustees and without approval of the Fund's voting securities.

                  The Fund may not:

                           (1) Sell securities short, unless the Fund owns or
                  has the right to obtain securities equivalent in kind and amount to securities sold at no added cost. This restriction does not prevent the Fund from engaging in transactions options, futures contracts, options on futures contracts, or derivative instruments, which are not deemed to constitute selling short;

                           (2) Purchase securities of open-end or closed-end
                  companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; and

                           (3) Purchase securities of companies for the purpose
                  exercising control.

                  The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

                       INVESTMENT POLICIES AND TECHNIQUES

                  The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

REAL ESTATE INVESTMENT TRUSTS (REITS)

                  A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distributes to shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

PREFERRED STOCKS

                  The Fund may invest in preferred stocks issued by Real Estate Companies. It is the Fund's intention to initially invest approximately 30 to 40% of its total assets in preferred stocks issued by Real Estate Companies. The actual percentage of preferred stocks in the Fund's portfolio may vary over time based on AIM's and INVESCO's assessment of market conditions.

LOWER-RATED SECURITIES

                  Securities that receive a rating of Ba or BB or lower by Moody's, S&P or Fitch are considered below investment grade securities. Debt securities of below grade investment quality are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

                  Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

                  The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's Common Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

                  It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

SWAP AGREEMENTS

                  The Fund may enter into interest rate swap or cap transactions for purposes of attempting to reduce or eliminate risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage. Swap transactions are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap transactions include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

                  The "notional amount" of the swap transaction is only a fictitious basis on which to calculate the obligations that the parties to a swap transaction have agreed to exchange. Most swap transaction entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap transaction will generally be equal only to the net amount to be paid or received under the transaction based on the relative values of the positions held by each party to the transaction (the "net amount"). Obligations under a swap transaction will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap transaction with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap transactions, see "Tax Matters - Tax Risks of Fund's Investments - Swap Agreements."

OTHER INVESTMENT COMPANIES

                  With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

                  The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. See "The Fund's Investments -- Cash Positions" in the Prospectus for more information on investments in Affiliated Money Market Funds.

SHORT-TERM INVESTMENTS

                  For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term fixed-income securities. Short-term fixed income investments are defined to include, without limitation, the following:

                           (1) U.S. government securities, including bills,
                  notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                           (2) Certificates of Deposit issued against funds
                  deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                           (3) Repurchase agreements, which involve purchases of
                  debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. AIM and INVESCO monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. AIM and INVESCO do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                           (4) Commercial paper, which consists of short-term
                  unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. AIM and INVESCO will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

SECURITIES LENDING

         Collateral for securities lending will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

                  The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The Board of Trustees is classified, with respect to the time for which Trustees severally hold office, into three classes -- Class I, Class II and Class III--, as nearly equal in number as reasonably possible, with the Trustees in each Class to hold office until their successors are elected and qualified. Each member of the Board of Trustees in Class I shall hold office until the annual meeting of shareholders in 2003, each member of the Board of Trustees in Class II shall hold office until the annual meeting of shareholders in 2004, and each member of the Board of Trustees in Class III shall hold office until the annual meeting of shareholders in 2005. At each annual meeting of the shareholders, the successors to the Class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

                  If the Fund issues Fund Preferred Shares, two Trustees will be re-designated as Fund Preferred Share Trustees. At the 2004 annual meeting, holders of Fund Preferred Shares, voting as a separate class, will elect one Class II Trustee and the remaining Trustees shall be elected by Common Shareholders and holders of Fund Preferred Shares voting together as a single class. Additionally, holders of Fund Preferred Shares, to the extent any such shares are outstanding, will elect one Class III Trustee at the 2005 annual meeting of shareholders and the remaining Trustees shall be elected by Common Shareholders and holders of Fund Preferred Shares in the same manner as at the 2004 annual meeting. Holders of Fund Preferred Shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - Fund Preferred Shares - Voting Rights."

                  The Trustees and officers of the Fund are set forth in Appendix C. The Fund has no employees. Its officers are compensated by AIM or AIM Management.

                  The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Trustees.

                  The members of the Audit Committee are Frank S. Bayley, Bruce
L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Carl Frischling, Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth H. Quigley. The Audit Committee is responsible for:
(i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management.

                  The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

                  The members of the Valuation Committee are Messrs. Dunn and Pennock, and Miss Quigley. The Valuation Committee is responsible for: (i) periodically reviewing AIM's

Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation;
(iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

                  The members of the Committee on Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Trustees is responsible for: (i) considering and nominating individuals to stand for election as disinterested trustees; (ii) reviewing from time to time the compensation payable to the disinterested trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the disinterested trustees.

                  The Committee on Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

COMPENSATION

                  Each Trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such Trustee also serves as a director or trustee of other AIM Funds. Each such Trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

                  Information regarding estimated compensation to be paid or accrued for each trustee of the Fund who is not affiliated with AIM during the Fund's first full fiscal year after commencement of operations is found in Appendix D.

Retirement Plan for Trustees

                  The Trustees have adopted a retirement plan for the Trustees of the Fund who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

                  The retirement policy permits each non-AIM-affiliated Trustee to serve until December 31 of the year in which the Trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a Trustee.

                  Annual retirement benefits are available to each non-AIM-affiliated Trustee of the Fund and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a Trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the Trustee's annual retainer paid or accrued by any Covered Fund to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such Trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased Trustee's retirement benefits for the same length of time that the Trustee would have received based on his or her service. A Trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

                  Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Fund's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Fund. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

                        INVESTMENT ADVISER AND SUBADVISER

                  AIM acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. AIM was organized in 1976, and along with its subsidiaries, manages or advises over 135 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown in Appendix C attached hereto.

                  As investment advisor, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM is responsible for the selection and monitoring of the subadviser, managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by AIM, see "Management of the Fund" in the Fund's Prospectus.

                  The Advisor is also responsible for furnishing to the Fund, at the Advisor's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the Trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

                  AIM, at its own expense, furnishes to the Fund office space and facilities. AIM furnishes to the Fund all personnel for managing the affairs of the Fund.

                  INVESCO, is the subadviser to the Fund. As subadviser, INVESCO obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. INVESCO provides real estate investment advisory services to institutional clients. Of the approximate $400 billion managed by AMVESCAP PLC worldwide as of March 31, 2002, INVESCO and its affiliates manage or provide advisory services on over $8.94 billion in private real estate and publicly traded real estate securities. This total represents approximately $6.6 billion in direct real estate portfolios, $1.3 billion in European real estate and approximately $ 1.0 billion in equity REITs.

                  See "Management of the Fund" in the Fund's Prospectus for more information on the Fund's co-portfolio managers.

                  Pursuant to the Master Investment Advisory Agreement between AIM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by AIM of 0.90% of average daily Managed Assets (net assets attributable to the Common Shares, plus assets attributable to Fund Preferred Shares, plus the principal amount of Borrowings) payable on a monthly basis.

                  INVESCO will receive from AIM 50% of the management fee paid to AIM (net of any fee or expense reimbursements or waivers). See "Management of the Fund" in the Prospectus for more information on AIM fee waivers.

                  All fees and expenses are accrued daily and deducted before payment of dividends to investors.

                  The investment management agreement has been approved by a majority of the disinterested Trustees of the Fund and the sole shareholder of the Fund.

                  The Master Investment Advisory Agreement with AIM and the Master Sub-Advisory Agreement with INVESCO were approved for the Fund by the Board at an in-person meeting held on May 15, 2002. In evaluating the fairness and reasonableness of these advisory and sub-advisory agreements, the Board of Trustees considered a variety of factors, including: the requirements of the Fund for investment supervisory and administrative services; the quality of AIM's and INVESCO's services, and AIM's and INVESCO's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services to be rendered; fees charged to AIM's and INVESCO's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by the Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's and INVESCO's profitability; the benefits received by AIM and INVESCO from their relationship to the Fund, including soft dollar arrangements, and the extent to which the Fund shares in those benefits; the organizational capabilities and financial condition of AIM and INVESCO and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry.

                  In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in Affiliated Money Market Funds advised by AIM pursuant to the terms of an exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in Affiliated Money Market Funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds.

                  After consideration of these factors, the Board found that:
(i) the services provided to the Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that the Fund's advisory and sub-advisory agreements were in the best interests of the Fund and its shareholders and approved the agreements for a two-year term.

                  The Fund, INVESCO and AIM and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio management team, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

          Subject to the supervision of the Board of Trustees and AIM, INVESCO makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions.

BROKERAGE TRANSACTIONS AND COMMISSIONS

                  When INVESCO places trades for the Fund, all trades must be placed in a manner designed to seek "best price and execution." In keeping with this requirement, INVESCO considers the following factors, among others, in the selection of brokers:

     o the ability of the broker to execute securities transactions so that the Fund's total costs or proceeds in each transaction are the most favorable under the circumstances;

     o the execution and operational capabilities of competing broker-dealers, including their ability to satisfy INVESCO's trading requirements;

     o the quality of investment research services provided by the broker;

     o the broker's reputation for integrity and sound financial condition and practices;

     o        acceptable standards of timely and accurate record keeping; and

     o        fair resolution of disputes.

                  Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Fund, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Congress recognized that, in a competitive rate environment, an investment adviser's fiduciary duty does not necessarily require payment of the lowest commission rate. Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires that a person exercising discretion with respect to an account must make a good-faith determination that the rate paid is reasonable in relation to the value of the research services provided, viewed either in terms of the particular transaction or in terms of overall responsibility with respect to accounts for which the investment adviser exercises investment discretion. Best price and execution therefore does not require paying the lowest available commission. The broker's ability to execute, efficiency of execution, back office capability, financial responsibility, the value of research provided and overall price of the transaction are all proper considerations in reaching a good-faith determination that commissions are reasonable in relation to the value of brokerage and research provided.

                  In order to qualify for the safe harbor of Section 28(e) of the 1934 Act, the products and services provided by the broker must constitute "research"; that is, they must provide lawful and appropriate assistance to INVESCO's investment decision-making process. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. The research must be provided by the broker or dealer with whom the brokerage is placed. The research can be produced by the broker "in house" or it can be provided by a third party, but only if the broker (and not INVESCO) has incurred a direct obligation to the third party to pay for that research.

                  Consistent with the safe harbor of Section 28(e), research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with the Fund. Conversely, the Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO. INVESCO does not obligate itself to generate a specified commission rate to a broker, or to pay in hard dollars to the extent that a specified level of commissions is not reached.

                  INVESCO believes that the research services are beneficial in supplementing INVESCO's research and analysis and that they improve the quality of INVESCO's investment advice. The advisory fee paid by the Fund is not reduced because INVESCO receives such services. However, to the extent that INVESCO would have purchased research services had they not been provided by broker dealers, the expenses to INVESCO could be considered to have been reduced accordingly.

                  In order to manage the risks involved in using a variety of broker-dealer firms to execute trades for its clients, INVESCO has adopted due diligence procedures for the review and approval of broker-dealers. The responsibility for conducting due diligence on broker-dealers and for approving or denying their use by INVESCO rests with the INVESCO's Broker Review Committee. The Broker Review Committee establishes appropriate standards for the review and approval of broker-dealers to be used by INVESCO. These due diligence standards include consideration of the broker-dealer's ability to obtain best execution on trades for INVESCO clients. The standards also include consideration of other qualitative and quantitative factors, such as:

     o        sound financial practices;

     o        reputation for integrity;

     o        operational efficiency; and/or

     o        cooperativeness in resolving any differences.

                  The Broker Review Committee has established procedures for the periodic review of all new and existing brokerage relationships. The schedule and frequency of reviews reflect the kinds and levels of risks involved in each relationship. The Broker Review Committee is responsible for maintaining all records relating to the reviews of all brokerage firms used by INVESCO.

                  Some of the securities in which the Fund invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions. Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.


                  The Fund does not intend to pay brokerage commissions to brokers affiliated with the Fund, AIM, INVESCO, AIM Distributors, Inc., AMVESCAP, or any affiliates of such entities.

                  The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Fund follows procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Fund. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.


ALLOCATION OF PUBLIC OFFERING TRANSACTIONS

                  From time to time, certain of the funds or other accounts managed by INVESCO may become interested in participating in public securities distributions that are available in a public "offering." INVESCO defines such offerings as an Initial Public Offering or a Secondary Public Offering (collectively referred to as "Public Offerings"). Occasions may arise when purchases of such securities by one fund or account may also be considered for purchase by one or more other fund accounts.

                  INVESCO's policies and procedures are designed to provide a fair allocation of investment opportunities for all clients and firm accounts. While these policies and procedures are designed to produce fairness over time, absolute parity may not be possible given the uniqueness of each client and the peculiarity of each Public Offering. "Fairness" means that no account or class of accounts may be favored at the expense of others given the distinct characteristics of the offerings and the individual client's availability to purchase Public Offerings. Furthermore, since the marketplace for Public Offerings is dependent on industry trends, trade allocation procedures must be viewed as an integral part of a program that may encompass several years.

                  As a general policy, and to the extent that no client will receive preferential treatment and/or that no client receives a disproportionate allocation relative to the number of shares available for distribution, Public Offerings will be allocated to eligible accounts in a manner similar to the following.

                  First, subject to the above, security transactions will be allocated to accounts in accordance with the individual portfolio manager's instructions. The portfolio manager is responsible for communicating the exact allocations to the trading desk. Next, in circumstances where the total amount subscribed for exceeds the available amount of securities allocated by the underwriter, the securities will be allocated to accounts by the portfolio manager in a fair and equitable manner so that over time no particular client is favored. The allocation process may include but is not limited to: (1) pro-rata by asset size of each account; (2) in proportion to order size; and/or (3) alphabetical/numeric order. Whichever allocation method is chosen, it will be followed for future allocation where shares are "scare." Receipt of approximately 10% or less of the shares requested is deemed to be "scare" according to industry standards. If possible, securities will be allocated in a manner that avoids odd lots. Finally, allocations are subject to availability of cash and other account restrictions and/or other requirements.

                  Although INVESCO will make every attempt to enforce the fair distribution of all Public Offerings, there is no guarantee that the valuation of individual Public Offering returns will be consistently favorable to all clients. The portfolio managers are prohibited from using the "anticipation" of better returns method for allocating shares.

                              FUND PREFERRED SHARES

LIQUIDATION PREFERENCE

                  If the Fund issues Fund Preferred Shares, it is expected that after payment of the full amount of the liquidating distribution to which they are entitled, holders of Fund Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. It is also expected that a consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund in exchange for equity securities of another trust or company would not be deemed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

                  In connection with any issuance of Fund Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Fund Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in the Declaration, this Statement of Additional Information or the Prospectus and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.

                  If the Fund issues Fund Preferred Shares, it is expected that the affirmative vote of a 1940 Act Majority of the Fund Preferred Shares, voting as a separate class, will be required to, among other things (1) take certain actions which would affect the preferences, rights, or powers of such class or
(2) authorize or issue any class or series ranking prior to the Fund Preferred Shares. The vote of holders of Fund Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Fund Preferred Shares, voting as a single class, necessary to authorize the action in question.

                  The foregoing voting provisions would not apply with respect to the Fund Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

REDEMPTION, PURCHASE AND SALE OF FUND PREFERRED SHARES BY THE FUND

                  The terms of the Fund Preferred Shares may provide that: (1) they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated and unpaid dividends and (2) the Fund may tender for or purchase Fund Preferred Shares. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares.

                  The discussion above describes the Fund's Board of Trustees' present intention with respect to a possible offering of Fund Preferred Shares or Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

            CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BYLAWS

                  The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  The Declaration divides the Trustees into three Classes of approximately equal size with each Class serving for 3-year terms commencing at successive annual meetings. See "Management of the Fund - Board of Trustees." As a result of this staggered Board structure, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the Board of Trustees.

                  The Bylaws also include provisions that could limit the ability of other entities or persons to acquire control of the Fund.
The Bylaws require that shareholders provide advance notice to the Fund in order to nominate candidates for election to the Board of Trustees or to bring proposals before the annual meeting of shareholders. This prevents other entities or groups of persons from nominating trustees or raising proposals during an annual meeting of shareholders unless they have provided such advance notice to the Fund.

                         CALCULATION OF NET ASSET VALUE

                  The Fund determines its net asset value per Common Share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per Common Share as of the close of the NYSE on such day. For purposes of determining net asset value per Common Share, the

Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Fund determines net asset value per Common Share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses and dividends payable) and less the liquidation preference of Fund Preferred Shares by the total number of Common Shares outstanding. Determination of a Fund's net asset value per Common Share is made in accordance with generally accepted accounting principles.

                  For purposes of determining net asset value of the Common Shares, each security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

                  Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing price, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

                  Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of the

Fund is determined only on business days of the Fund, the net asset value per Common Share of the Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.


                            REPURCHASE OF FUND SHARES

                  Although it is under no obligation to do so, the Fund reserves the right to repurchase its shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would also have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

                  The repurchase by the Fund of its shares at prices below net asset value may result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Fund Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks -- Leverage Risk."

                                   TAX MATTERS

                  The following discussion of federal income tax matters is based upon the advice of Ballard Spahr Andrews & Ingersoll, LLP, counsel to the Fund.

                  Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

                  The Fund intends to qualify annually and to elect to be treated as a regulated investment company ("RIC") under the Code.

                  To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holding so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; and
(c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. For purposes of the first of these requirements, income derived by the Fund from real estate companies that are classified as partnerships or trusts for federal income tax purposes (and not as corporations or REITs) is treated as qualifying income only to the extent such income is attributable to items of income of the partnership or trust that would be qualifying income if realized directly by the RIC in the same manner as realized by the partnership or trust. The Internal Revenue Service has issued numerous private letter rulings similarly holding that a RIC investing in a partnership or trust should be treated as owning a proportionate share of the assets of the partnership or trust for purposes of the diversification requirement. Accordingly, the Fund may have to restrict its investment in real estate companies that are classified as partnerships or trusts for federal income tax purposes in order to maintain its qualification as a RIC under the Code.

                  As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the foregoing distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

                  If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

TAX RISKS OF FUND'S INVESTMENTS

         Swap Agreements. The Fund may enter into swap agreements. The federal income tax rules governing swap agreements are in a developing stage and are not entirely clear in certain respects. Because it is uncertain how swap agreements and income derived from swap transactions are to be treated for purposes of the RIC qualification requirements, the extent to which the Fund will be able to engage in swap agreements may be limited. The Fund intends to avoid deriving more than 10% of its gross income from swap payments until the RIC qualification requirements are clarified through future guidance from the Internal Revenue Service.

         Futures Contracts and Options on Futures Contracts. The Fund's investments in futures contracts and options on future contracts are subject to special federal income tax provisions that may, among other things, cause the Fund to recognize gain without a corresponding receipt of cash.

DISTRIBUTIONS

                  Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Earnings and profits are treated as first being used to pay distributions on the Fund Preferred Shares, and only the earnings and profits remaining after the distribution preference of the Fund Preferred Shares has been satisfied are treated as being used to pay distributions on the Common Shares. If a portion of the Fund's income consists of dividends paid by U.S. corporations (not including corporations qualifying as REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund shares. Dividends paid on the Fund Preferred Shares and on the Common Shares are designated as dividends eligible for the corporate dividends received deduction and as capital gain dividends in proportion to the amount of dividends paid with respect to each class of Shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis for such shares equal to the amount of the cash dividend that is reinvested. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

                  Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

                  Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

                  Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

ORIGINAL ISSUE DISCOUNT SECURITIES

                  Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

                  The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations which have not yet been issued, but which may apply retroactively, the portion of the income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events and will be allocated to the shareholders of the REIT (which may include the Fund) in proportion to the dividends received by such shareholders. These Treasury regulations are also expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

BACKUP WITHHOLDING

                  The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is currently 30% and will decrease to 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will return to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

                  U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

INCOME NOT EFFECTIVELY CONNECTED

                  If the income and returns of capital from the Fund are not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see "Taxation -- Investments in Real Estate Investment Trusts" above)), which tax is generally withheld from such distributions.

                  Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases, because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes. In that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S.

income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Taxation-Backup Withholding," above.

                  If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States or upon a distribution in excess of the Fund's earnings and profits treated as a return of capital will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States. However, if at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a "U.S. real property holding corporation" and the foreign shareholder held either Fund Preferred Shares or Common Shares with a fair market value greater than 5% of the aggregate fair market value of all Shares of the same class at any time during such five-year period, the gain would be taxed in the same manner as for a U.S. shareholder (see "Tax Matters-Sale or Exchange of Fund Shares" above). A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than the stock of a REIT controlled by U.S. persons and holdings of 5% or less of the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities. The Fund does not presently intend to operate in a manner designed to avoid classification as a U.S. real property holding corporation.

INCOME EFFECTIVELY CONNECTED

                  If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

                  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TRANSACTIONS

                  It is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

                  The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications, or (ii) the Standard and Poor's 500 Index, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole - the beta - or in absolute terms - the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

                  From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time or that have federal deposit insurance or other U.S. Government guarantees. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                  The Fund's "average annual total return" is computed according to a formula prescribed by the SEC. The formula is expressed as follows:

                     n
         ERV = P(1+T)

         Where:            P =      a hypothetical initial payment of $1,000
                           T =      average annual total return
                           n =      number of years
                           ERV =    Ending Redeemable Value of a hypothetical
                                    $1,000 investment

         made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10 year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                  Quotations of yield for the Fund for a particular period will be based on the dividends paid to Common shareholders for the last 30 days, as annualized, divided by either the net asset value per share in the case of "yield on net asset value per share" or in the case of "yield on market," divided by the closing price on the exchange as of the relevant date.


                  Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment. Portions of dividends and interest earned during the period may be subsequently recharacterized as returns of capital. See Appendix B for additional performance related and comparative information.

                                     EXPERTS

                  The Financial Statements of the Fund as of May 21, 2002, appearing in this Statement of Additional Information have been audited by PricewaterhouseCoopers, LLP ("PwC"), independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PwC provides accounting and auditing services to the Fund.


                             ADDITIONAL INFORMATION

                  A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

                  The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                              MOODY'S BOND RATINGS

                  Moody's describes its ratings for corporate bonds as follows:

                  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

                  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

                  Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

                  Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

                  In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

                  Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

                  A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

                  A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

                  Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

                  Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                  Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

                  S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

                  An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

                  Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

                  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                  Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

                  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

                  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

                  An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

                  Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

                  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

                  Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

                  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

                  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

                  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

                  Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

                  Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

                  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

                  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                      FITCH SPECULATIVE GRADE BOND RATINGS

                  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

                  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

                  Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

"DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

                  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

                  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                  Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B
                PERFORMANCE-RELATED AND COMPARATIVE INFORMATION

                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

                     A New Avenue for Real Estate Investing







                          [MALL IMAGE]          [BUILDING IMAGE]

                        [WAREHOUSE IMAGE]         [BEACH IMAGE]


The information in this document is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities in any state where the offer or sale is not permitted.




[AIM LOGO APPEARS HERE]
--Registered Trademark--

                  OPENING THE DOOR TO REAL ESTATE OPPORTUNITIES

Portfolio management in today's complex and volatile markets requires a flexible and innovative approach. AIM Select Real Estate Income Fund was created to bring a sophisticated set of tools and talents to the task. The fund strives to deliver high monthly income with the potential for capital appreciation as a secondary objective primarily through a portfolio of equity real estate investment trusts (REITs).

  REITs are publicly traded companies that own and manage real estate properties, including office buildings, apartments, shopping centers and industrial facilities. REITs typically specialize by property type or geographic location or both, and may own numerous properties that are managed with on-site staff and corporate real estate managers.

AIM SELECT REAL ESTATE INCOME FUND'S CLOSED-END STRUCTURE ALLOWS YOU TO PARTICIPATE IN THE REAL ESTATE MARKET WITHOUT THE HASSLES OR EXPENSES OF DIRECT PROPERTY OWNERSHIP. THE FUND ALSO OFFERS

- EXCHANGE-TRADED LIQUIDITY.(1) After the initial offering period, the fund's shares are expected to trade on the New York Stock Exchange or another national securities exchange.

- LOW MINIMUM INVESTMENT.(2) The fund's initial offering price is $15 a share with a 100-share purchase minimum.

- EASE OF DIVIDEND REINVESTMENT.(3) Shareholders can elect to reinvest their monthly income to buy additional shares of the fund automatically.

While AIM Select Real Estate Income Fund's aggressive investment style may not suit every investor, it may be an attractive option if you

- are a sophisticated, risk-tolerant investor interested in real estate investments,

- desire the opportunity for high monthly income with a secondary objective of long-term capital growth,

- seek an investment in high-quality REITs managed by an experienced team of portfolio managers or

- wish to diversify your portfolio with an investment that has low correlation to other asset classes.

PLEASE NOTE

AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISK AND INCLUDES THE POSSIBLE LOSS OF THE ENTIRE PRINCIPAL AMOUNT THAT YOU INVEST. THE MARKET VALUE OF THE FUND'S COMMON SHARES AND ITS NAV MAY MOVE UP OR DOWN, SOMETIMES RAPIDLY AND UNPREDICTABLY.

  FOR MORE INFORMATION ABOUT THE FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE PROSPECTUS FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

(1) Like a stock, the fund's share price will fluctuate with market conditions and other factors. At the time of sale, your shares may have a market price that is above or below net asset value (NAV) and may be worth more or less than your original investment. The fund's NAV will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid by the fund. The common shares are designed primarily for long-term investors, and you should not view the fund as a vehicle for trading purposes.
(2) There will be a sales load of 4.50% of the initial offering price, which will reduce the fund's initial net asset value (NAV).
(3) Automatic investing does not ensure a profit, nor does it protect you against a loss in a declining market.


NOT FDIC-INSURED/MAY LOSE VALUE/NO BANK GUARANTEE

                          BUILDING DIVERSITY WITH REITS

As the recent past has shown, the benefits of diversification still apply to today's volatile markets. REITs may provide portfolio diversification because they have historically demonstrated a low correlation to other asset classes. During periods of market instability, this advantage may counterbalance the weakness in the remainder of your investment portfolio.

        REITS' HISTORICAL LOW CORRELATION TO STOCK AND BOND INDEXES
        Correlations are based on monthly returns and are for the 25-year period March 31, 1977-March 31, 2002. The lower the correlation, the fewer times the index has moved in tandem with REITs.

================================================================================

                                             [BAR CHART]

NAREIT Equity Index                             1.00

S&P 500 Index                                   0.27

MSCI EAFE--Registered Trademark-- Index         0.10

Lehman Aggregate Bond Index                     0.04

                                                  Sources: NAREIT, (C)Ibbotson
                                                           Associates Inc.
                                                           All rights reserved.
                                                           Used with permission.
================================================================================

Because real estate securities rarely move in lockstep with the stock and bond markets, an investment in REITs as part of an asset allocation strategy may provide stronger long-term performance--with lower average portfolio risk. Historically, allocating just 20% of a portfolio to REITs increased returns by more than 0.4%, as shown below. Of course, past performance cannot guarantee comparable future results.

        A HISTORY OF INCREASED RETURNS WITH REDUCED RISK Average annual total returns and risk of each portfolio are for the 25-year period March 31, 1977-March 31, 2002. Risk is measured by standard deviation, or how much annual return varies over time. The greater the fluctuations in returns, the greater the risk.

================================================================================

SCATTER CHART:          40% STOCKS
                        30% BONDS
AVERAGE ANNUAL          20% REITS
TOTAL RETURNS (%)       10% CASH

                                          45% STOCKS
                                          35% BONDS
                                          10% REITS
                                          10% CASH


                                                           50% STOCKS
                                                           40% BONDS
                                                           10% CASH
                RETURN           RISK
40% STOCKS      12.61            9.95
45% STOCKS      12.38           10.19
50% STOCKS      12.15           10.69

                                                       Sources: NAREIT, Ibbotson
                                                                Associates Inc.
================================================================================

REITs are represented by the NAREIT Equity Index, an unmanaged group of tax-qualified equity REITs compiled by the National Association of Real Estate Investment Trusts and considered representative of the REIT market. Stocks are represented by the S&P 500 Index, an unmanaged group of securities considered representative of the U.S. stock market. The MSCI EAFE Index is an unmanaged index considered representative of foreign stocks. Bonds are represented by the Lehman Aggregate Bond Index, an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market. An investment cannot be made directly in an index. Cash is represented by the 30-day U.S. Treasury bill, which offers a high degree of safety and is guaranteed as to the timely payment of principal and interest if held to maturity. These charts are for illustrative purposes only and are not meant to reflect the performance of a specific investment or fund, including AIM Select Real Estate Income Fund.

                         [BUILDING GRAPHIC IN BACKGROUND]

                   AIM AND INVESCO: A CONSTRUCTIVE PARTNERSHIP

Together with its subsidiaries, AIM advises or manages more than 150 investment portfolios, encompassing a broad range of investment objectives. Building on our success in designing and managing structured products, AIM has teamed with subadvisor INVESCO--a premier manager and advisor of real estate securities--to offer you an innovative investment opportunity: AIM Select Real Estate Income Fund.

    A team of INVESCO professionals, with more than 60 years' combined experience, manages the fund's portfolio by integrating fundamental real estate market and property analysis with a disciplined securities selection process. INVESCO's investment process uses the following tools to find industry leaders that add value for investors over the long term.

- INVESCO'S FAMILIARITY WITH REIT MANAGEMENT TEAMS. Fund managers and analysts meet with REIT management and tour properties on a regular basis to identify firms that demonstrate favorable prospects for dividend growth.

- SECURITIES ANALYSIS. Each REIT is analyzed as a security using fundamental research and pricing components, which combined may identify attractively priced securities of companies with relatively favorable long-term prospects.

- PORTFOLIO DESIGN. After identifying potential purchase candidates, fund managers build the portfolio according to the fund's investment objectives and strategies. The INVESCO team enforces a strict buy-and-sell discipline and attempts to control trading costs by reducing portfolio turnover.

AIM and INVESCO are both subsidiaries of AMVESCAP, an international investment management company that manages approximately $398 billion in assets worldwide, as of Dec. 31, 2001.

                        A PRIMER ON REAL ESTATE INVESTING

WHY REAL ESTATE INVESTMENT TRUSTS (REITS)?

- LOW CORRELATION TO OTHER ASSET CLASSES. REITs may offer portfolio diversification because they historically have shown low correlation to other asset classes.

- GREATER POTENTIAL RETURNS WITH REDUCED RISK. An investment in REITs as part of an asset allocation strategy may provide stronger long-term performance--with lower overall portfolio risk.

- POTENTIALLY HIGHER YIELDS THAN OTHER ASSET CLASSES. Benefiting from preferential tax treatment, REITs are exempt from federal and corporate taxes if they distribute 90% of their income--typically rents and fees--to shareholders in the form of dividends.

REITS' YIELD ADVANTAGE

Thirty-day yields, as of March 31, 2002. Past performance cannot guarantee comparable future results.

================================================================================

                                            [BAR CHART]

NAREIT EQUITY INDEX                             6.44%

30-YEAR U.S. TREASURY BONDS                     5.82%

90-DAY U.S. TREASURY BILLS                      1.79%

S&P 500 Index                                   1.01%

                                                      Sources: NAREIT, Lehman
                                                               Brothers, Lipper
                                                               Inc.

================================================================================

WHY AIM SELECT REAL ESTATE INCOME FUND?

- ATTRACTIVE MONTHLY INCOME POTENTIAL. The fund will invest primarily in equity REITs, which historically have paid higher dividends compared to other income-producing securities. The first dividend declaration and distribution is expected to occur approximately 45 days and approximately 60 to 90 days from commencement of offering, respectively.

- SECONDARY OBJECTIVE OF CAPITAL APPRECIATION. As a secondary objective, the fund also strives to deliver capital growth. Equity REITs may realize capital gains by selling properties that have appreciated in value.

- ENHANCED YIELD OPPORTUNITIES THROUGH LEVERAGE.* Fund managers intend to use leverage through the issuance of preferred shares, commercial paper or notes, or borrowing up to 30% of the fund's total assets. There is no assurance that the fund will use leverage.

- REDUCED FUND EXPENSES. The fund will waive a portion of the management fees for the first seven years.

* Leveraging is a strategy that is speculative and involves risk. For example, as interest rates change, common shareholders will see greater volatility in the fund's net income, which may result in greater volatility in dividends. There will also be greater volatility of NAV and of market price of common shares. Please see the prospectus for more information on leverage risks.

The NAREIT Equity Index is an unmanaged group of tax-qualified equity REITs compiled by the National Association of Real Estate Investment Trusts considered representative of the REIT market. The S&P 500 Index is an unmanaged group of securities considered representative of the U.S. stock market. An investment cannot be made directly in an index. U.S. Treasury securities, such as bills, notes and bonds, offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

                                  RISK FACTORS

MARKET PRICE OF SHARES--The fund is a newly organized, nondiversified, closed-end management investment company with no history of operations. Shares of closed-end investment companies frequently trade at a discount from the net asset value (NAV). This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period following completion of this offering. The fund cannot predict whether shares will trade at, above or below NAV. The common shares are designed primarily for long-term investors, and you should not view the fund as a vehicle for trading purposes.

REAL ESTATE RISK--Because the fund concentrates its assets in the real estate industry, your investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices may drop because of the failure of borrowers to pay their loans and poor management. Many REITs use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Financial covenants related to REIT leveraging may affect the ability of REITs to operate effectively. Real estate risks may also arise where portfolio companies fail to carry adequate insurance, or where a portfolio company may become liable for removal or other costs related to environmental contamination.

SMALL-COMPANY RISK--REITs tend to be small to medium-sized companies. REIT shares, like other smaller-company shares, may be more volatile than and perform differently from larger-company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger-company shares.

LEVERAGE RISK--The fund intends to use leverage through the issuance of preferred shares, commercial paper or notes, and/or borrowing in an aggregate amount of up to 30% of the fund's total assets after such issuance and/or borrowing. Leverage may result in greater volatility of NAV and market price of common shares because changes in the value of the fund's portfolio investments, including investments purchased with the proceeds of the issuance of fund preferred shares or borrowings, are borne entirely by the common shareholders. Common-share income may fluctuate as the dividend rate on fund preferred shares or the interest rate on any borrowings varies. There is no assurance that the fund will use leverage.

INTEREST RATE TRANSACTIONS RISK--If the fund enters into interest rate swap, interest rate cap, or option or futures transactions, a decline in interest rates may result in a decline in the net amount receivable by the fund under the interest rate hedging transaction (or increase the net amount payable by the fund under the interest rate hedging transaction), which could result in a decline in the NAV of the common shares.

NONDIVERSIFICATION--Because the fund is classified as "nondiversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence.

LOWER-RATED SECURITIES RISK--The fund may invest up to 20% of its total assets in securities of below-investment-grade quality, including noninvestment-grade securities commonly referred to as "junk bonds." Securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

FOREIGN SECURITIES RISK--The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including currency exchange rates, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

ANTI-TAKEOVER PROVISIONS--The fund's Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the fund or convert the fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

SPECIAL RISK CONSIDERATIONS--An investment in the fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions. The value of the fund's portfolio securities may move up or down, sometimes rapidly and unpredictably.

[AIM LOGO APPEARS HERE]                                   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                                                      SREI-IVG-1
A I M DISTRIBUTORS, INC.           4/02

                                  BROKER GUIDE


                         AIM SELECT REAL ESTATE INCOME
                         -----------------------------

                     A New Avenue for Real Estate Investing








                                  [MALL IMAGE]







                               FOR BROKER USE ONLY

THIS PUBLICATION IS FOR BROKER USE ONLY AND MAY NOT BE QUOTED, REPRODUCED OR SHOWN TO MEMBERS OF THE PUBLIC, NOR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE. The information in this document is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities in any state where the offer or sale is not permitted. For more information about the fund, including sales charges and expenses, obtain the prospectus from your AIM wholesaler. Please read the prospectus carefully before your clients invest or send money.


[AIM LOGO APPEARS HERE]
--Registered Trademark--

                       AIM SELECT REAL ESTATE INCOME FUND

                     A New Avenue for Real Estate Investing

OBJECTIVES: HIGH CURRENT INCOME AS A PRIMARY OBJECTIVE AND CAPITAL APPRECIATION AS A SECONDARY OBJECTIVE

AIM Select Real Estate Income Fund seeks to deliver high current income with the potential for capital appreciation as a secondary objective primarily through a portfolio of equity real estate investment trusts (REITs).

WHY REAL ESTATE INVESTMENT TRUSTS (REITS)?

- LOW CORRELATION TO OTHER ASSET CLASSES. REITs may offer portfolio diversification because they historically have shown low correlation to other asset classes.

- GREATER POTENTIAL RETURNS WITH REDUCED RISK. An investment in REITs as part of an asset allocation strategy may provide stronger long-term performance--with lower overall portfolio risk.

- POTENTIALLY HIGHER YIELDS THAN OTHER ASSET CLASSES. Benefiting from preferential tax treatment, REITs are exempt from federal and corporate taxes if they distribute 90% of their income--typically rents and fees--to shareholders in the form of dividends.

      REITS' YIELD ADVANTAGE

      Thirty-day yields, as of March 31, 2002. Past performance cannot guarantee comparable future results.

================================================================================

                                    [BAR CHART]

NAREIT EQUITY INDEX                     6.44%
30-YEAR U.S. TREASURY BONDS             5.82%
90-DAY U.S. TREASURY BILLS              1.79%
S&P 500 Index                           1.01%

                                                  Sources: NAREIT, Lehman
                                                           Brothers, Lipper Inc.

================================================================================

WHY AIM SELECT REAL ESTATE INCOME FUND?

- ATTRACTIVE MONTHLY INCOME POTENTIAL. The fund will invest primarily in equity REITs, which historically have paid higher dividends compared to other income-producing securities.

- SECONDARY OBJECTIVE OF CAPITAL APPRECIATION. As a secondary objective, the fund also strives to deliver capital growth. Equity REITs may realize capital gains by selling properties that have appreciated in value.

- ENHANCED YIELD OPPORTUNITIES THROUGH LEVERAGE. Fund managers intend to use leverage through the issuance of preferred shares, commercial paper or notes, or borrowing up to 30% of the fund's total assets. There is no assurance that the fund will use leverage.

- REDUCED FUND EXPENSES. The fund will waive a portion of the management fees for the first seven years.

WHY AIM AND INVESCO?

- AIM. Founded in 1976, Houston-based AIM is one of the largest fund groups in the United States. AIM serves more than 9.3 million shareholders and had $158 billion in assets under management as of Dec. 31, 2001.

- INVESCO. Established in 1983, INVESCO Realty Advisors manages or provides advisory services on more than $8.95 billion in private real estate and publicly traded real estate securities as of Dec. 31, 2001.

                               FOR BROKER USE ONLY

The NAREIT Equity Index is an unmanaged group of tax-qualified equity REITs compiled by the National Association of Real Estate Investment Trusts considered representative of the REIT market.

TARGETED PROSPECTIVE INVESTORS

While the fund's aggressive investment style may not suit every investor, it may be an attractive option for your clients who

- are sophisticated, risk tolerant and interested in real estate investments,

- desire high monthly income and, secondarily, the potential for long-term capital growth,

- seek an investment in high-quality REITs managed by an experienced team of portfolio managers or

- wish to diversify their portfolio with an investment that has low correlation to other asset classes.

INVESTMENT PROCESS

INVESCO's real estate team, with more than 60 years' combined experience, uses the following tools to find industry leaders that add value for investors over the long term:

- INVESCO'S FAMILIARITY WITH REIT MANAGEMENT TEAMS. Fund managers and analysts meet with REIT management and tour properties on a regular basis to identify firms that demonstrate favorable prospects for dividend growth.

- SECURITIES ANALYSIS. Each REIT is analyzed as a security using fundamental research and pricing components, which combined may identify attractively priced securities of companies with relatively favorable long-term prospects.

- PORTFOLIO DESIGN. After identifying potential purchase candidates, fund managers build the portfolio according to the fund's investment objectives and strategies. The INVESCO team enforces a strict buy-and-sell discipline and attempts to control trading costs by reducing portfolio turnover.

FUND FACTS

                                               COMMON SHARES
MINIMUM INVESTMENT                              100 SHARES AT $15/SHARE
PROPOSED NYSE SYMBOLS                           TO BE DETERMINED
CUSIP NUMBER                                    TO BE DETERMINED
DIVIDENDS                                       PAID MONTHLY
FIRST DIVIDEND DECLARATION                      APPROXIMATELY 45 DAYS FROM
                                                COMMENCEMENT OF OFFERING
FIRST DIVIDEND DISTRIBUTION                     APPROXIMATELY 60 TO 90 DAYS FROM
                                                COMMENCEMENT OF OFFERING

COMMISSIONS AND SALES CHARGES

SALES LOAD                                      DEALER CONCESSION
4.50%                                           $0.45/SHARE

LITERATURE ORDER AND SALES INFORMATION

FINANCIAL DEALER DIVISION:                      800-998-4246
INDEPENDENT FINANCIAL ADVISOR DIVISION:         800-337-4246


                               FOR BROKER USE ONLY

                                  RISK FACTORS

MARKET PRICE OF SHARES--The fund is a newly organized, nondiversified, closed-end management investment company with no history of operations. Shares of closed-end investment companies frequently trade at a discount from the net asset value (NAV). This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period following completion of this offering. The fund cannot predict whether shares will trade at, above or below NAV. The common shares are designed primarily for long-term investors, and your client should not view the fund as a vehicle for trading purposes.

REAL ESTATE RISK--Because the fund concentrates its assets in the real estate industry, your investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices may drop because of the failure of borrowers to pay their loans and poor management. Many REITs use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Financial covenants related to REIT leveraging may affect the ability of REITs to operate effectively. Real estate risks may also arise where portfolio companies fail to carry adequate insurance, or where a portfolio company may become liable for removal or other costs related to environmental contamination.

SMALL-COMPANY RISK--REITs tend to be small to medium-sized companies. REIT shares, like other smaller-company shares, may be more volatile than and perform differently from larger-company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger-company shares.

LEVERAGE RISK--The fund intends to use leverage through the issuance of preferred shares, commercial paper or notes, and/or borrowing in an aggregate amount of up to 30% of the fund's total assets after such issuance and/or borrowing. Leverage may result in greater volatility of NAV and market price of common shares because changes in the value of the fund's portfolio investments, including investments purchased with the proceeds of the issuance of fund preferred shares or borrowings, are borne entirely by the common shareholders. Common-share income may fluctuate as the dividend rate on fund preferred shares or the interest rate on any borrowings varies. There is no assurance that the fund will use leverage.

INTEREST RATE TRANSACTIONS RISK--If the fund enters into interest rate swap, interest rate cap, or option or futures transactions, a decline in interest rates may result in a decline in the net amount receivable by the fund under the interest rate hedging transaction (or increase the net amount payable by the fund under the interest rate hedging transaction), which could result in a decline in the NAV of the common shares.

NONDIVERSIFICATION--Because the fund is classified as "nondiversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence.

LOWER-RATED SECURITIES RISK--The fund may invest up to 20% of its total assets in securities of below-investment-grade quality, including noninvestment-grade securities commonly referred to as "junk bonds." Securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

FOREIGN SECURITIES RISK--The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including currency exchange rates, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

ANTI-TAKEOVER PROVISIONS--The fund's Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the fund or convert the fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

SPECIAL RISK CONSIDERATIONS--An investment in the fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions. The value of the fund's portfolio securities may move up or down, sometimes rapidly and unpredictably.

[AIM LOGO APPEARS HERE]
--Registered Trademark--

                               FOR BROKER USE ONLY

THIS PUBLICATION IS FOR BROKER USE ONLY AND MAY NOT BE QUOTED, REPRODUCED OR SHOWN TO MEMBERS OF THE PUBLIC, NOR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

A I M DISTRIBUTORS, INC.      4/02       SREI-BRO-1       INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                   APPENDIX C

                        TRUSTEES AND OFFICERS INFORMATION

                               AS OF MAY 28, 2002

================================================================================

The address of each Trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.


=================================================================================================================
     NAME, YEAR OF BIRTH AND       TRUSTEE AND/OR       PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIP(S)
 POSITION(S) HELD WITH THE TRUST   OFFICER SINCE          DURING PAST 5 YEARS                   HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946                2002       Chairman, President and Chief            None
Trustee, Chairman and President                    Executive Officer, A I M
                                                   Management Group Inc. (financial
                                                   services holding company);
                                                   Chairman and President, A I M
                                                   Advisors, Inc. (registered
                                                   investment advisor); Chairman,
                                                   A I M Capital Management, Inc.
                                                   (registered investment
                                                   advisor), A I M Distributors,
                                                   Inc. (registered broker
                                                   dealer), A I M Fund Services,
                                                   Inc., (registered transfer
                                                   agent) and Fund Management
                                                   Company (registered broker
                                                   dealer); and Director and
                                                   Vice Chairman, AMVESCAP PLC
                                                   (parent of AIM and a global
                                                   investment management firm)
INDEPENDENT TRUSTEES
Frank S. Bayley - 1939                  2002       Of Counsel, law firm of Baker &          Badgley Funds, Inc.
Trustee                                            McKenzie                                 (registered investment
                                                                                            company)
=================================================================================================================

----------

* Mr. Graham is considered an interested person of the Trust because he is an officer and a director of the advisor to the Trust.

====================================================================================================================
     NAME, YEAR OF BIRTH AND       TRUSTEE AND/OR       PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIP(S)
 POSITION(S) HELD WITH THE TRUST   OFFICER SINCE          DURING PAST 5 YEARS                    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett - 1944                2002       Chairman, Crockett Technology             ACE Limited (insurance
Trustee                                            Associates (technology consulting         company); and Captaris,
                                                   company)                                  Inc. (unified messaging
                                                                                             provider)

Albert R. Dowden - 1941                 2002       Chairman, Cortland Trust, Inc.            None
Trustee                                            (registered investment company) and
                                                   DHJ Media, Inc.; Director, Magellan
                                                   Insurance Company; Member of Advisory
                                                   Board of Rotary Power International
                                                   (designer, manufacturer, and seller of
                                                   rotary power engines); formerly,
                                                   Director, President and CEO, Volvo
                                                   Group North America, Inc.; and director
                                                   of various affiliated Volvo companies

Edward K. Dunn, Jr. -1935        2002              Formerly, Chairman, Mercantile Mortgage   None
Trustee                                            Corp.; Vice Chairman, President and
                                                   Chief Operating Officer, Mercantile-Safe
                                                   Deposit & Trust Co.; and President,
                                                   Mercantile Bankshares Corp.

Jack M. Fields - 1952                   2002       Chief Executive Officer, Twenty First     Administaff
Trustee                                            Century Group, Inc. (government
                                                   affairs company)

Carl Frischling -1937                   2002       Partner, law firm of Kramer Levin         Cortland Trust, Inc.
Trustee                                            Naftalis and Frankel LLP                  (registered investment
                                                                                             company)

Prema Mathai-Davis - 1950               2002       Formerly, Chief Executive Officer,        None
Trustee                                            of the USA YWCA
====================================================================================================================

====================================================================================================================
     NAME, YEAR OF BIRTH AND       TRUSTEE AND/OR       PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIP(S)
 POSITION(S) HELD WITH THE TRUST   OFFICER SINCE          DURING PAST 5 YEARS                    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock - 1942                 2002       Partner, law firm of Pennock & Cooper     None
Trustee

Ruth H. Quigley - 1935                  2002       Retired                                   None
Trustee

Louis S. Sklar - 1939                   2002       Executive Vice President, Development     None
Trustee                                            and Operations, Hines Interests Limited
                                                   Partnership (real estate development
                                                   company)
====================================================================================================================

====================================================================================================================
     NAME, YEAR OF BIRTH AND       TRUSTEE AND/OR       PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIP(S)
 POSITION(S) HELD WITH THE TRUST   OFFICER SINCE          DURING PAST 5 YEARS                    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
Carol F. Relihan - 1954                 2002       Director, Senior Vice President,          N/A
Senior Vice President and                          General Counsel and Secretary,
Secretary                                          A I M Advisors, Inc. and A I M
                                                   Management Group Inc.; Director,
                                                   Vice President and General Counsel,
                                                   Fund Management Company; and Vice
                                                   President, A I M Fund Services, Inc.,
                                                   A I M Capital Management, Inc. and
                                                   A I M Distributors, Inc.

Melville B. Cox - 1943                  2002       Vice President and Chief Compliance       N/A
Vice President                                     Officer, A I M Advisors, Inc. and
                                                   A I M Capital Management, Inc.; and
                                                   Vice President, A I M Fund Services,
                                                   Inc.

Dana R. Sutton - 1959                   2002       Vice President and Fund Treasurer,        N/A
Vice President and Treasurer                       A I M Advisors, Inc.
====================================================================================================================

                        TRUSTEE OWNERSHIP OF FUND SHARES

===================================================================================================================
                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                                            SECURITIES IN ALL REGISTERED INVESTMENT
                                        DOLLAR RANGE OF EQUITY             COMPANIES OVERSEEN BY TRUSTEE IN THE AIM
      NAME OF TRUSTEE                   SECURITIES OF THE FUND             FAMILY OF FUNDS--Registered Trademark--
-------------------------------------------------------------------------------------------------------------------
Robert H. Graham                                 - 0 -                                   Over $100,000
Frank S. Bayley                                  - 0 -                                 $10,001 - $50,000
Bruce L. Crockett                                - 0 -                                   $1 - $10,000
Albert R. Dowden                                 - 0 -                                   Over $100,000
Edward K. Dunn, Jr.                              - 0 -                                 Over $100,000(1)
Jack M. Fields                                   - 0 -                                 Over $100,000(1)
Carl Frischling                                  - 0 -                                 Over $100,000(1)
Prema Mathai-Davis                               - 0 -                                 Over $100,000(1)
Lewis F. Pennock                                 - 0 -                                 $10,001 - $50,000
Ruth H. Quigley                                  - 0 -                                   $1 - $10,000
Louis S. Sklar                                   - 0 -                                 Over $100,000(1)
===================================================================================================================

----------

(1) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a Deferred Compensation Plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE

                  Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2001:

                                                          RETIREMENT
                                     AGGREGATE             BENEFITS             ESTIMATED               TOTAL
                                    COMPENSATION            ACCRUED               ANNUAL            COMPENSATION
                                      FROM THE              BY ALL            BENEFITS UPON         FROM ALL AIM
TRUSTEE                               TRUST(1)             AIM FUNDS          RETIREMENT(2)          FUNDS(3)(4)
-------                             ------------          ----------          -------------         ------------
Frank S. Bayley                         -0-                   -0-                $75,000              $112,000
Bruce L. Crockett                       -0-                $36,312                75,000               126,500
Albert R. Dowden                        -0-                  3,193                75,000               126,500
Edward K. Dunn, Jr.                     -0-                  8,174                75,000               126,500
Jack M. Fields                          -0-                 19,015                75,000               126,000
Carl Frischling(5)                      -0-                 54,394                75,000               126,000
Prema Mathai-Davis                      -0-                 21,056                75,000               126,500
Lewis F. Pennock                        -0-                 37,044                75,000               126,500
Ruth H. Quigley                         -0-                   -0-                 75,000               112,500
Louis S. Sklar                          -0-                 53,911                75,000               123,000

(1) The Trust was organized on March 12, 2002. It is anticipated that for the period March 12, 2002 to December 31, 2002, each of the listed trustees will receive approximately $9,784.48 in compensation from the Trust. Robert H. Graham, as an interested person of the Trust, receives no compensation or retirement benefits from the Trust or from the AIM Funds.

(2) Amounts shown assume each trustee serves until his or her normal retirement date.

(3) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.

(4) During the year ended December 31, 2001, all AIM Funds received reimbursement of total compensation paid to trustees of $31,500.

(5) Mr. Frischling is a partner of Kramer Levin Naftalis & Frankel LLP, counsel to the independent trustees of the Trust.

                          FINANCIAL STATEMENTS FOR FUND









                                      FS

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholder of AIM Select Real Estate Income Fund
                                                                              -

In our opinion, the accompanying statements of assets and liabilities and of operations present fairly, in all material respects, the financial position of AIM Select Real Estate Income Fund (the "Fund") at May 21, 2002, and the results of its operations for the period March 11, 2002 (commencement of operations) through May 21, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
May 23, 2002

                       AIM SELECT REAL ESTATE INCOME FUND
                              FINANCIAL STATEMENTS

AIM SELECT REAL ESTATE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 21, 2002


ASSETS:

Cash                                                              $    100,290
                                                                  ------------
Deferred offering costs                                                600,000
                                                                  ------------
Receivable from advisor                                                 20,000
                                                                  ============
     Total assets                                                      720,290
                                                                  ============
LIABILITIES:
Accrued expenses                                                       600,000
                                                                  ------------
Payable for organization costs                                          20,000
                                                                  ============
     Total liabilities                                                 620,000
                                                                  ============
Net assets applicable to 7,001 shares of $0.001 par value
  common stock outstanding                                        $    100,290
                                                                  ============

Net asset value per Common Share outstanding
        ($100,275 divided by 7,001 Common Shares outstanding)     $      14.33
                                                                  ============

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 11, 2002 THROUGH MAY 21, 2002


Investment Income                            $         --
                                             ------------
EXPENSES:
Organization costs                                 20,000
                                             ============
Less: Expenses reimbursed                         (20,000)
                                             ============
       Net expenses                                    --
                                             ============
Net investment income                        $         --
                                             ============



See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
May 21, 2002


NOTE 1 - ORGANIZATION

AIM Select Real Estate Income Fund (the "Fund") was organized as a Delaware business trust on March 11, 2002 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. On that date, AIM Advisors, Inc., (the "Advisor") purchased one common share for $15 and since that time, the Fund has been inactive except for matters relating to the Fund's establishment, designation and the registration of the Fund's shares of common and preferred stock. The Fund's primary investment objective is high current income. The Fund had operations on May 21, 2002, which included the sale of 7,000 Common Shares for $100,275 to the Advisor. The proceeds of such initial Common Shares in the Fund were invested in cash.

The Fund is authorized by its Declaration of Trust to issue an unlimited number of Common Shares and Fund Preferred Shares, par value $0.001 per share. The Fund Preferred shares may be issued in one or more series, with rights as determined by the Board of Trustees without the approval of the Common Shareholders.

The Advisor has agreed to reimburse all organization expenses (approximately $20,000) and pay all offering costs (other than sales load) that exceed $.03 per common share.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund's share of offering costs will be recorded as a reduction of paid-in-capital from the sale of Common Shares upon the commencement of Fund operations. The offering costs reflected in the statement assume the sale of 20,000,000 Common Shares.

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.


NOTE 3 - INVESTMENT MANAGEMENT AGREEMENT

The Fund has entered into an investment advisory agreement between the Advisor and the Fund. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor at the annual rate of 0.90% of the Fund's average daily Managed Assets (which includes assets attributable to Fund Preferred Shares and the principal amount of Borrowings), payable on a monthly basis.

In addition to the reimbursement of organization and offering costs as discussed in Note 1, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.30% of average daily Managed Assets for the first five years of the Fund's operations, 0.20% of average daily managed assets in year six and 0.10% of average daily managed assets in year seven.